UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7120
                                                     ---------------------

              Nuveen Insured Florida Premium Income Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: April 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

 ANNUAL REPORT
April 30, 2008

                 Nuveen Investments
                 MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                            NUVEEN FLORIDA
                                                            INVESTMENT QUALITY
                                                            MUNICIPAL FUND
                                                            NQF

                                                            NUVEEN FLORIDA
                                                            QUALITY INCOME
                                                            MUNICIPAL FUND
                                                            NUF

                                                            NUVEEN INSURED
                                                            FLORIDA PREMIUM
                                                            INCOME MUNICIPAL
                                                            FUND
                                                            NFL

                                                            NUVEEN INSURED
                                                            FLORIDA TAX-FREE
                                                            ADVANTAGE
                                                            MUNICIPAL FUND
                                                            NWF

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger


Timothy R. Schwertfeger  |  Chairman of the Board


It is with a variety of emotions that I write my last letter to Nuveen Fund shareholders. For a dozen years, it has been my privilege to communicate periodically with you through these annual and semi-annual reports about the performance and uses of your Fund. Over that time, I've tried to emphasize the central role that quality municipal bonds can play in creating attractive opportunities for current tax-free income, long-term return and portfolio diversification. I firmly believe that all our Fund shareholders, working in conjunction with a trusted financial advisor, have the potential to reach their financial objectives by using Nuveen Funds as a core component of a well-balanced portfolio.

As I noted in your Fund's last shareholder report, Nuveen Investments was acquired in November 2007 by a group led by Madison Dearborn Partners, LLC. While this event had no impact on the investment objectives, portfolio management strategies or dividend policies of your Fund, it did provide a convenient point to begin implementing a long-planned transition in the senior management team at Nuveen. As a part of this process, I will be leaving the Board of the Nuveen Funds on June 30, 2008.

In addition, Nuveen and your Fund's Board determined that Fund shareholders would be best served by having an independent director serve as the new chairman of the Fund Board. Therefore, I am very excited and pleased to report that I will be succeeded as chairman of your Nuveen Fund Board by Robert Bremner. A member of the Board since 1997, Bob is a management consultant and private investor not affiliated with Nuveen. Over the years, he has played a critical role on the Fund Board, most recently as the lead independent director, and I know Bob and the other Board members are determined to maintain the standards and commitment to quality that you have come to expect from your Nuveen investment.

Please take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of Bob Bremner and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
June 16, 2008

Portfolio Manager's COMMENTS


Nuveen Investments Municipal Closed-End Funds  |  NQF, NUF, NFL, NWF


Portfolio manager Daniel Close reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these four Nuveen Florida Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for the Florida Funds in March 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE MONTH REPORTING PERIOD ENDED APRIL 30, 2008?

During this reporting period, developments in the financial sector, especially in the credit markets, led to increased volatility, tightening liquidity, and a flight to quality. These developments, which began to take shape during the summer of 2007, became particularly evident in August 2007 when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across all fixed income asset classes. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone.

The Fed's actions were also a response to increased signs of weakness in the U.S. economy, as evidenced by the slower growth of the U.S. gross domestic product (GDP), a closely watched measure of economic performance. While GDP expanded at 3.8% in the second quarter of 2007 and 4.9% in the third quarter of 2007, this measure dropped sharply to 0.6% in the fourth quarter of 2007 (all GDP numbers annualized). In the first quarter of 2008, GDP grew at an annual rate of 0.9%, restrained by a 25.5% decline in residential investment and the weakest consumer spending since 2001. Driven largely by increased energy, agricultural, and commodities prices, the Consumer Price Index (CPI) registered a 3.9% year-over-year gain as of April 2008, while the increase in this inflation gauge for the first four months of 2008 was 3.0% annualized. The core CPI (which excludes food and energy prices) rose 2.3% between May 2007 and April 2008, remaining above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new jobs created since 2003, breaking the longest string of employment growth (52 months) in U.S. history. The national unemployment rate for April 2008 was 5.0%, up from 4.5% in April 2007.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. Because some investors were avoiding exposure to such insurers, hedge funds and other non-traditional buyers of municipal bonds were forced to sell holdings of long-maturity bonds into a market already experiencing lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended April 2008, municipal bond issuance nationwide totaled $453.9 billion, a decrease of 4% from the previous twelve months. During the first four months of 2008, municipal issuance was off the record pace seen in 2007, as $129.0 billion in new securities came to market, down 9% from the same period in 2007. To date in 2008, insured bonds comprised 26% of new supply, compared with the recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with good demand by institutional and retail investors as well as non-traditional buyers returning to the market toward the end of this period.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN FLORIDA?

Florida's economy, which led the southeast region in job growth and performance over the past few years, hit a major stumbling block, as growth continued to slow amid an increasingly severe housing market correction and fallout from the sub-prime mortgage crisis. In Miami, which was still seeing home equity values rise in early 2007, housing prices fell 25% between March 2007 and March 2008, a decline second only to that in Las Vegas, according to the Case-Shiller home price index of twenty major metropolitan areas. This compared with an average decline of 14.4% nationwide. The downturn in real estate and housing also had a substantial impact on Florida's economy through canceled and reduced residential and commercial building projects and layoffs in the construction industry, which had been a major economic driver in the state. Given construction job losses and continued declines in the manufacturing sector, Florida's job market weakened, with gains in education and health care, leisure and hospitality, and professional and business services providing some bright spots. In April 2008, unemployment in the state rose to 4.9% from 3.8% in April 2007, its highest level since February 2004 but still below the national average.

Florida's revenue base, which has been dominated by sales taxes, also suffered from the deterioration of the state's housing market, as consumer spending slowed by lower home values as well as rising food and gas prices. As of April 30, 2008, Florida's general obligation debt continued to be rated Aa1/AAA/AA+ by Moody's, Standard & Poor's, and Fitch, respectively. In March 2008, Moody's revised its outlook for the state from stable to negative, citing the trend of declining revenues. For the twelve months ended April 30, 2008, municipal issuance in Florida totaled $27.8 billion, a decrease of 14% from the previous twelve months, as the state continued to rank as the fourth largest state issuer in the nation. During the first four months of 2008, issuance in the state was down sharply to $5.8 billion, a drop of 37% from the first four months of 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on a turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

In the earlier part of the period, our emphasis was generally on purchasing bonds with longer maturities to manage the Funds' durations.(1) As the period progressed, and it started to become apparent that Florida would be among the states hardest-hit by the fallout from the sub-prime mortgage crisis and a weakening housing market, we began to focus more closely on longer dated essential services revenue bonds that were not as dependent on home and property values. As August's liquidity crisis led the market to discount lower-quality and higher-yielding bonds, we also took advantage of opportunities that we considered undervalued to selectively add some of these types of bonds to NQF, NUF and--to a lesser degree--NWF. Among the credits we added to these Funds were uninsured health care bonds, water and sewer bonds and school districts. In NFL, our purchases included insured health care, utilities, water and sewer, and special assessment districts. All of the Florida Funds also added exposure to the short end of the yield curve by purchasing positions in auction rate bonds. Auction rate bonds are short-term securities whose interest payments are adjusted periodically through an auction process which typically also serves as a means for buying and selling.

To generate cash for purchases, we selectively sold some holdings with shorter durations, including shorter-dated pre-refunded bonds(2). Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profiles. We also took advantage of strong bids to sell bonds that were attractive to the retail market.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

As part of our disciplined approach to duration management, we use inverse floating rate securities,(3) a type of derivative financial instrument, in NQF, NUF and NFL. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. During this period, we found it advantageous to terminate some of the inverse floating rate securities in each of these three Funds, especially securities with exposure to weaker municipal bond insurers, and modify our positions using bonds that offered more attractive yields and better structures. NQF and NUF each also added a new inverse floating rate security funded with high-quality (AAA rated), non-insured water and sewer bonds issued by Palm Beach County. In addition, NQF, NFL and NWF utilized other types of derivative financial instruments. The goal of this strategy was to help us manage the common share net asset value (NAV) volatility of these Funds without having a negative impact on their income streams or common share dividends over the short term.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Florida Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 4/30/08

                                            1-Year       5-Year      10-Year
Florida Funds
NQF                                         -1.26%        3.80%        5.45%
NUF                                         -1.48%        3.94%        5.17%

Lipper Florida
Municipal Debt Funds
Average(4)                                  -1.35%        3.97%        4.93%

Lehman Brothers
Municipal Bond Index(5)                      2.79%        4.03%        5.16%

Insured Florida Funds
NFL                                          0.47%        3.71%        5.45%
NWF                                          1.61%        4.55%         N/A

Lipper Florida
Municipal Debt Funds
Average(4)                                  -1.35%        3.97%        4.93%

Lehman Brothers Insured
Municipal Bond Index(5)                      2.24%        3.98%        5.29%

For the twelve months ended April 30, 2008, the total returns on common share NAV for NQF and NUF underperformed the return on the national Lehman Brothers Municipal Bond Index, and the performances of NFL and NWF lagged the return for the Lehman Brothers Insured Municipal Bond Index. At the same time, NQF, NFL, and NWF



*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

(4) The Lipper Florida Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 16; 5 years, 13; and 10 years, 9. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, and the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

exceeded the average return for the Funds' Lipper Florida Municipal Debt Funds Average, while NUF trailed the peer group average by a narrow margin.

One of the major factors impacting the performance of these Funds in relation to that of the unleveraged Lehman Brothers Municipal Bond Index and Insured Municipal Bond Index was the use of financial leverage. While leverage provides opportunities for additional income and total returns for common shareholders, the benefits of leveraging are tied in part to the short-term rates that leveraged Funds pay their preferred shareholders. During this period, as the yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, the Funds' borrowing costs remained relatively high, negatively impacting their total returns.

Other key factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and holdings of bonds backed by lower-rated municipal bond insurers.

During this twelve-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than eight years, especially those maturing in approximately three to five years, benefited the most from changes in the interest rate environment. a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (twenty-two years and longer) posted the worst returns for the period. For the most part, the duration positioning of the Florida Funds was a net positive for performance during this period. Although these four Funds were underexposed to the outperforming shorter maturity categories, this was generally offset by the Funds' heavier allocations to the intermediate part of the yield curve, which performed relatively well, and lower weightings in the underperforming long part of the curve.

As mentioned earlier, NQF, NFL and NWF utilized derivative financial instruments. In NFL and NWF, these derivatives were used to synthetically extend the Funds' durations and move them closer to our strategic duration target. Despite the fact that longer duration municipals generally performed relatively poorly, the use of these forward interest rate swaps had a positive impact on the return performance of these two Funds. This was due to the fact that these derivatives provided exposure to taxable markets during a period when, in contrast to historical trends, the taxable market and the municipal market moved in the opposite directions. As municipal market performance lagged the gains made by the taxable market, these derivatives performed very well. However, in NQF, which had a duration that exceeded our target, derivative financial instruments were used to synthetically shorten duration. This position, which reduced duration in the outperforming taxable markets, hurt the performance of NQF.

In addition, the inverse floaters used by NQF, NUF and NFL generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. However, the new inverse floating rate security we added to NQF and NUF late in this period performed well, due mainly to market conditions following their establishment and, secondarily, to the high credit quality of the bonds used to establish these trusts. All of the inverse floaters also benefited these Funds by helping to support their income streams.

As credit spreads widened, bonds rated BBB or below posted poor returns. The underperformance of the lower credit quality sector was largely the result of risk-averse investors' flight to quality as disruptions in the financial and housing markets deepened. As of April 30, 2008, NQF and NUF had allocated approximately 12% and 11%, respectively, of their portfolios to bonds rated BBB and non-rated credits. NWF, which can invest up to 20% of its assets in uninsured investment-grade quality securities, had a 2% allocation to BBB rated credits. Due to downgrades of certain municipal insurers, NFL, while remaining a 100% insured Fund, held approximately 9% in bonds rated BBB. While these lower-rated exposures had a negative influence on the Funds' performances, the relatively smaller weightings in these credit quality sectors helped to limit the impact of this exposure. On the whole, NFL and NWF benefited from their overall higher credit quality and larger allocations of AAA rated bonds.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. The housing sector also performed poorly, as did bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 1% to 1.5% of the portfolios of NQF and NWF as of April 30, 2008. NQF, NUF and NWF also held small positions in community district development bonds that underperformed during this period.

Sectors of the market that generally contributed to the Funds' performances included water and sewer, special tax issues, and education. Pre-refunded bonds performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. NQF and NWF held more advance refunded bonds than NUF and NFL, which explains some of the performance differentials between NQF and NUF and between NFL and NWF.

Another factor that impacted the performances of these Funds, especially NFL and NWF, involved their positions in bonds backed by municipal bond insurers that had their credit ratings downgraded. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies declined detracting from the Funds' performance. On the whole, the holdings of these Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES AND FUND POLICY CHANGES

The portfolios of investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. During the period covered by this report, at least one rating agency reduced the rating for AMBAC-insured and MBIA-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds to BB. Subsequent to April 30, 2008, and at the time this report was prepared, at least one rating agency further reduced the rating for CIFG-insured bonds to BB and MBIA-insured bonds to A. As of April 30, 2008, at least one rating agency has placed XLCA-insured bonds on "negative credit watch" and one or more rating agencies have placed each of these insurers on "negative outlook", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

During March 2008, the Nuveen Funds' Board of Directors/Trustees approved changes to the investment policies of all of the Nuveen insured municipal closed-end funds. The new policies require that (1) at least 80% of a Fund's net assets must be invested in insured municipal bonds guaranteed by insurers rated "A" or better by at least one rating agency at the time of purchase; (2) at least 80% of a Fund's net assets must be invested in municipal bonds rated "AA" or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of a Fund's net assets may be invested in uninsured municipal bonds rated "A" to "BBB" by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes are designed to increase portfolio manager flexibility and retain the insured nature of the Funds' investment portfolios for current and future environments. Some Funds may require shareholder approval prior to implementing these policy changes.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear'' and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION


As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to a degree by the borrowing costs associated with leverage, which remained relatively high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the matured or called bonds. These factors resulted in one monthly dividend reduction in NQF, NUF, NFL, and NWF over the twelve-month reporting period ended April 30, 2008.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received long-term capital gains distributions at the end of December 2007 as follows:

               Long-Term Capital Gains
                           (per share)
NUF                            $0.0072
NFL                            $0.0640

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2008, all of the Funds in this report had positive balances for tax purposes. NFL had a positive UNII balance for financial statement purposes, while NQF, NUF and NWF had negative UNII balances for financial statement purposes.

As of April 30, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                              4/30/08         Twelve Month Average
                             Discount                     Discount
NQF                           -10.70%                      -10.38%
NUF                           -11.76%                      -10.82%
NFL                           -10.04%                       -9.41%
NWF                           -11.02%                       -8.88%


COMMON SHARE REPURCHASE AND SHARE PRICE INFORMATION

On July 10, 2007, the Board of Trustees of NQF, NUF, and NFL approved an open market share repurchase program as part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Repurchases not only help to support the market price, but because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares. As of April 30, 2008, NQF, NUF, and NFL had repurchased 218,700, 147,700, and 174,500 common shares, respectively, representing 1.3%, 1.0% and 1.2%, respectively, of each Fund's total common shares outstanding.

NQF
Performance
OVERVIEW

Nuveen Florida Investment Quality Municipal Fund

                              as of April 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed                       64%
AA                               11%
A                                13%
BBB                               9%
N/R                               3%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
May                           0.0575
Jun                           0.0575
Jul                           0.0575
Aug                           0.0575
Sep                           0.0575
Oct                            0.054
Nov                            0.054
Dec                            0.054
Jan                            0.054
Feb                            0.054
Mar                            0.054
Apr                            0.054


Line Chart:
Share Price Performance -- Weekly Closing Price
5/01/07                       14.14
                              14.19
                              14.13
                              14.13
                              13.94
                              13.84
                              13.53
                              13.38
                              13.34
                              13.54
                              13.5
                              13.28
                              13.25
                              13.27
                              13.34
                              13.14
                              12.95
                              13.08
                              13.45
                              13.5788
                              13.39
                              13.142
                              13.36
                              13.22
                              13.0001
                              13.02
                              13.03
                              12.9
                              12.66
                              12.31
                              12.62
                              12.9
                              12.79
                              12.65
                              12.5803
                              12.84
                              13.23
                              13.39
                              13.14
                              13.26
                              13.23
                              13.26
                              12.68
                              12.59
                              12.2
                              12.56
                              12.24
                              12.2
                              12.41
                              12.51
                              12.75
                              12.71
                              12.62
4/30/08                       12.77


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.77
------------------------------------
Common Share
Net Asset Value               $14.30
------------------------------------
Premium/(Discount) to NAV    -10.70%
------------------------------------
Market Yield                   5.07%
------------------------------------
Taxable-Equivalent Yield(2)    7.04%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $234,106
------------------------------------
Average Effective
Maturity on Securities (Years) 15.20
------------------------------------
Leverage-Adjusted Duration      9.96
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.79%        -1.26%
------------------------------------
5-Year          0.69%         3.80%
------------------------------------
10-Year         3.28%         5.45%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        30.7%
------------------------------------
Transportation                20.1%
------------------------------------
U.S. Guaranteed               17.7%
------------------------------------
Water and Sewer                7.9%
------------------------------------
Health Care                    7.2%
------------------------------------
Tax Obligation/General         5.9%
------------------------------------
Utilities                      5.2%
------------------------------------
Other                          5.3%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NUF
Performance
OVERVIEW


Nuveen Florida
Quality Income
Municipal Fund

                              as of April 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed                       56%
AA                               19%
A                                14%
BBB                               6%
N/R                               5%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share(3)
May                            0.055
Jun                            0.055
Jul                            0.055
Aug                            0.055
Sep                            0.055
Oct                            0.055
Nov                            0.055
Dec                            0.055
Jan                            0.055
Feb                            0.055
Mar                            0.053
Apr                            0.053


Line Chart:
Share Price Performance -- Weekly Closing Price
5/01/07                       14.11
                              14.22
                              14.07
                              14.13
                              14.01
                              13.92
                              13.65
                              13.43
                              13.48
                              13.68
                              13.6
                              13.4101
                              13.42
                              13.4
                              13.53
                              13.25
                              12.98
                              13.15
                              13.33
                              13.57
                              13.43
                              13.36
                              13.43
                              13.3
                              13.26
                              13.35
                              13.27
                              13.16
                              12.96
                              12.62
                              12.64
                              12.98
                              12.93
                              12.7899
                              12.66
                              12.9
                              13.31
                              13.6
                              13.53
                              13.6
                              13.41
                              13.56
                              12.99
                              12.84
                              12.4
                              12.63
                              12.48
                              12.36
                              12.52
                              12.63
                              12.76
                              12.74
                              12.68
4/30/08                       12.75


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.75
------------------------------------
Common Share
Net Asset Value               $14.45
------------------------------------
Premium/(Discount) to NAV    -11.76%
------------------------------------
Market Yield                   4.99%
------------------------------------
Taxable-Equivalent Yield(2)    6.93%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $204,552
------------------------------------
Average Effective
Maturity on Securities (Years) 15.02
------------------------------------
Leverage-Adjusted Duration      9.51
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.54%        -1.48%
------------------------------------
5-Year          0.43%         3.94%
------------------------------------
10-Year         3.65%         5.17%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        29.1%
------------------------------------
Transportation                16.6%
------------------------------------
U.S. Guaranteed                9.2%
------------------------------------
Education and Civic
   Organizations               8.3%
------------------------------------
Health Care                    7.5%
------------------------------------
Water and Sewer                7.1%
------------------------------------
Tax Obligation/General         6.3%
------------------------------------
Utilities                      5.8%
------------------------------------
Housing/Multifamily            5.1%
------------------------------------
Other                          5.0%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0072 per share.

NFL
Performance
OVERVIEW


Nuveen Insured
Florida Premium
Income Municipal Fund

                              as of April 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
Insured                          86%
U.S. Guaranteed                  11%
GNMA Guaranteed                   3%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
May                           0.0605
Jun                           0.0575
Jul                           0.0575
Aug                           0.0575
Sep                           0.0575
Oct                           0.0575
Nov                           0.0575
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575
Mar                           0.0575
Apr                           0.0575


Line Chart:
Share Price Performance -- Weekly Closing Price
5/01/07                       14.74
                              14.77
                              14.71
                              14.6
                              14.46
                              14.5
                              14.29
                              13.92
                              13.76
                              13.97
                              14.0099
                              13.82
                              13.72
                              13.687
                              13.84
                              13.66
                              13.46
                              13.57
                              13.68
                              14.04
                              14.08
                              13.84
                              13.8
                              13.68
                              13.56
                              13.45
                              13.59
                              13.53
                              13.2
                              12.87
                              13.08
                              13.2
                              13.37
                              12.97
                              13
                              13.25
                              13.74
                              13.86
                              13.56
                              13.77
                              13.6
                              13.72
                              13.21
                              13.19
                              12.81
                              13.4
                              12.81
                              12.89
                              13.05
                              13.19
                              13.24
                              13.25
                              13.31
4/30/08                       13.26


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.26
------------------------------------
Common Share
Net Asset Value               $14.74
------------------------------------
Premium/(Discount) to NAV    -10.04%
------------------------------------
Market Yield                   5.20%
------------------------------------
Taxable-Equivalent Yield(2)    7.22%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $209,621
------------------------------------
Average Effective
Maturity on Securities (Years) 14.50
------------------------------------
Leverage-Adjusted Duration      7.63
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.90%         0.47%
------------------------------------
5-Year          1.14%         3.71%
------------------------------------
10-Year         4.88%         5.45%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        41.2%
------------------------------------
Water and Sewer               23.1%
------------------------------------
U.S. Guaranteed               11.1%
------------------------------------
Housing/Multifamily            6.9%
------------------------------------
Utilities                      4.9%
------------------------------------
Other                         12.8%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0640 per share.

NWF
Performance
OVERVIEW

Nuveen Insured Florida Tax-Free Advantage Municipal Fund

                              as of April 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)

Insured                          75%
U.S. Guaranteed                  22%
GNMA Guaranteed                   1%
BBB (Uninsured)                   2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
May                           0.0545
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545
Oct                           0.0515
Nov                           0.0515
Dec                           0.0515
Jan                           0.0515
Feb                           0.0515
Mar                           0.0515
Apr                           0.0515


Line Chart:
Share Price Performance -- Weekly Closing Price
5/01/07                       13.76
                              13.77
                              13.64
                              13.78
                              13.64
                              13.74
                              13.68
                              13.22
                              13.29
                              13.45
                              13.2732
                              13.39
                              13.2
                              13.49
                              13.48
                              13.2
                              12.94
                              12.93
                              13
                              13.22
                              13.24
                              12.93
                              13.16
                              12.85
                              13.02
                              12.92
                              12.95
                              12.73
                              12.61
                              12.52
                              12.22
                              12.38
                              12.54
                              12.32
                              12.36
                              12.52
                              13.0001
                              13.2401
                              13.18
                              13.09
                              13.14
                              13.1899
                              12.62
                              12.55
                              12.18
                              12.53
                              12.31
                              12.3085
                              12.62
                              12.6
                              12.61
                              12.66
                              12.6901
4/30/08                       12.59


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.59
------------------------------------
Common Share
Net Asset Value               $14.15
------------------------------------
Premium/(Discount) to NAV    -11.02%
------------------------------------
Market Yield                   4.91%
------------------------------------
Taxable-Equivalent Yield(2)    6.82%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $54,926
------------------------------------
Average Effective
Maturity on Securities (Years) 14.35
------------------------------------
Leverage-Adjusted Duration      8.53
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.45%         1.61%
------------------------------------
5-Year          1.37%         4.55%
------------------------------------
Since
Inception       1.98%         4.95%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        37.0%
------------------------------------
U.S. Guaranteed               21.7%
------------------------------------
Water and Sewer               18.0%
------------------------------------
Education and Civic
   Organizations               9.7%
------------------------------------
Transportation                 8.1%
------------------------------------
Other                          5.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the Funds) as of April 30, 2008, and the related statements of operations and cash flows (Nuveen Florida Investment Quality Municipal Fund and Nuveen Florida Quality Income Municipal Fund only) for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund and Nuveen Insured Florida Tax-Free Advantage Municipal Fund at April 30, 2008, the results of their operations and cash flows (Nuveen Florida Investment Quality Municipal Fund and Nuveen Florida Quality Income Municipal Fund only) for the year then ended, changes in their net assets and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
June 23, 2008

NQF
Nuveen Florida Investment Quality Municipal Fund
Portfolio of INVESTMENTS
                                                                  April 30, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1% (1.3% OF TOTAL INVESTMENTS)

$       5,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB        $ 4,905,000
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        2,000   Broward County Educational Facilities Authority, Florida, Revenue      4/14 at 100.00        BBB          1,955,880
                 Bonds, Nova Southeastern University, Series 2004B,
                 5.625%, 4/01/34

          575   Osceola County Industrial Development Authority, Florida,              8/11 at 101.00        AAA            589,105
                 Industrial Development Revenue Bonds, P.M. Wells Charter
                 School Project, Series 2001A, 5.000%, 8/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,575   Total Education and Civic Organizations                                                                   2,544,985
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          900   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery       1/15 at 100.00        BBB            776,223
                 Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.3% (7.2% OF TOTAL INVESTMENTS)

        1,000   Brevard County Health Facilities Authority, Florida, Revenue           4/16 at 100.00          A            940,520
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34

                Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
        1,000    5.250%, 6/01/26                                                       6/16 at 100.00       BBB+            979,380
        3,625    5.000%, 6/01/38                                                       6/16 at 100.00       BBB+          3,233,174

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
        1,000    5.250%, 10/01/28                                                     10/13 at 100.00         A3            998,710
        2,330    5.250%, 10/01/34                                                     10/13 at 100.00         A3          2,261,871

        1,185   Hillsborough County Industrial Development Authority, Florida,        10/16 at 100.00         A3          1,136,379
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        3,235   Lakeland, Florida, Hospital System Revenue Bonds, Lakeland            11/16 at 100.00         A2          3,173,600
                 Regional Medical Center, Series 2006, 5.000%, 11/15/26

          225   Lee Memorial Health System, Florida, Health Park Project                 No Opt. Call        AAA            225,000
                 Revenue Bonds, Auction Rate Securities, Series 2003A,
                 4.490%, 4/01/33 - AMBAC Insured

        2,000   Lee Memorial Health System, Florida, Hospital Revenue Bonds,           4/17 at 100.00        AAA          2,007,060
                 Series 2007A, 5.000%, 4/01/32 - MBIA Insured

        2,345   Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional           7/12 at 100.00       BBB+          2,350,018
                 Medical Center Project, Series 2002, 5.375%, 7/01/22

        3,750   Marion County Hospital District, Florida, Revenue Bonds, Munroe       10/17 at 100.00         A2          3,545,063
                 Regional Medical Center, Series 2007, 5.000%, 10/01/34

                Palm Beach County Health Facilities Authority, Florida, Hospital
                Revenue Refunding Bonds, BRCH Corporation Obligated Group,
                Series 2001:
        3,410    5.500%, 12/01/21                                                     12/11 at 101.00       BBB+          3,416,650
        2,340    5.625%, 12/01/31                                                     12/11 at 101.00       BBB+          2,241,252

------------------------------------------------------------------------------------------------------------------------------------
       27,445   Total Health Care                                                                                        26,508,677
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,050   Broward County Housing Finance Authority, Florida, Multifamily         5/10 at 101.00        AAA          1,058,432
                 Housing Revenue Bonds, Emerald Palms Apartments,
                 Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)


                                       18

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$         135   Florida Housing Finance Agency, General Mortgage Revenue               6/08 at 100.00         AA        $   138,961
                 Refunding Bonds, Series 1992A, 6.400%, 6/01/24

------------------------------------------------------------------------------------------------------------------------------------
        1,185   Total Housing/Multifamily                                                                                 1,197,393
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.9% (0.6% OF TOTAL INVESTMENTS)

          360   Florida Housing Finance Agency, Homeowner Mortgage Revenue             7/08 at 101.00        AA+            364,892
                 Bonds, New Money and Refunding Issue, Series 1996-2,
                 6.350%, 7/01/28 (Alternative Minimum Tax)

          870   Florida Housing Finance Agency, Homeowner Mortgage Revenue             7/08 at 101.00        AAA            890,262
                 Bonds, Series 1997-2, 5.900%, 7/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

          985   Florida Housing Finance Corporation, Homeowner Mortgage Revenue        1/16 at 100.00        AA+            871,627
                 Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,215   Total Housing/Single Family                                                                               2,126,781
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                       8/14 at 101.00        N/R          1,154,126
        1,565    5.625%, 8/01/34                                                       8/14 at 101.00        N/R          1,511,790

------------------------------------------------------------------------------------------------------------------------------------
        2,690   Total Long-Term Care                                                                                      2,665,916
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.3% (1.5% OF TOTAL INVESTMENTS)

        5,400   Hillsborough County Industrial Development Authority, Florida,         4/10 at 101.00        N/R          5,259,600
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 9.3% (5.9% OF TOTAL INVESTMENTS)

        1,500   Florida State Board of Education, Full Faith and Credit Public         6/12 at 101.00        AAA          1,557,870
                 Education Capital Outlay Bonds, Series 2002F,
                 5.000%, 6/01/22 - MBIA Insured

        2,080   Florida State Board of Education, Full Faith and Credit Public         6/13 at 100.00        AAA          2,173,018
                 Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/21 -
                 AMBAC Insured

        9,230   Florida State Board of Education, Full Faith and Credit, Public        6/11 at 101.00        AAA          9,394,478
                 Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/31 -
                 FGIC Insured

        8,000   Florida State Board of Education, Full Faith and Credit, Public        6/12 at 100.00        AAA          8,622,480
                 Education Capital Outlay Refunding Bonds, Series 2002D,
                 5.375%, 6/01/16 (4)

------------------------------------------------------------------------------------------------------------------------------------
       20,810   Total Tax Obligation/General                                                                             21,747,846
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 48.2% (30.7% OF TOTAL INVESTMENTS)

        5,625   Broward County School Board, Florida, Certificates of Participation,   7/14 at 100.00        AAA          5,989,894
                 Series 2004C, 5.250%, 7/01/18 - FSA Insured

        1,665   Collier County, Florida, Capital Improvement Revenue Bonds,           10/14 at 100.00        AAA          1,724,058
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

          230   Flagler County, Florida, Capital Improvement Revenue Bonds,           10/15 at 100.00        AAA            232,691
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        1,280   Florida Intergovernmental Finance Commission, Capital Revenue          8/11 at 100.00        Aaa          1,309,325
                 Bonds, Daytona Beach Community Redevelopment Agency,
                 Series 2001C-1, 5.000%, 2/01/20 - AMBAC Insured

        1,685   Florida Municipal Loan Council, Revenue Bonds, Series 2003A,           5/13 at 100.00        AAA          1,739,880
                 5.000%, 5/01/22 - MBIA Insured

        5,000   Florida Ports Financing Commission, Revenue Bonds, State               6/08 at 100.50        AAA          5,004,200
                 Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 -
                 MBIA Insured (Alternative Minimum Tax)

        3,000   Florida State Department of Management Services, Certificates          8/15 at 101.00        AAA          3,098,070
                 of Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        5,000   Hernando County, Florida, Revenue Bonds, Criminal Justice                No Opt. Call       Baa3          6,348,750
                 Complex Financing Program, Series 1986, 7.650%, 7/01/16 -
                 FGIC Insured


                                       19

NQF
Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,575   Hillsborough County, Florida, Community Investment Tax Revenue        11/13 at 101.00        AAA        $ 1,625,243
                 Bonds, Series 2004, 5.000%, 5/01/24 - AMBAC Insured

        2,190   Hillsborough County, Florida, Revenue Refunding Bonds,                10/15 at 100.00        AA+          2,256,948
                 Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 - FGIC Insured

        5,015   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue          10/13 at 100.00        AAA          5,267,706
                 Bonds, Series 2003, 5.250%, 10/01/21 - MBIA Insured

        2,000   Jacksonville, Florida, Guaranteed Entitlement Revenue                 10/12 at 100.00         A+          2,050,080
                 Refunding and Improvement Bonds, Series 2002,
                 5.000%, 10/01/22 - FGIC Insured

        3,000   Miami-Dade County School Board, Florida, Certificates of              11/16 at 100.00        AAA          2,995,890
                 Participation, Series 2006B, 5.000%, 11/01/31 -
                 AMBAC Insured

                Miami-Dade County, Florida, Beacon Tradeport Community
                Development District, Special Assessment Bonds, Commercial
                Project, Series 2002A:
        2,090    5.250%, 5/01/16 - RAAI Insured                                        5/12 at 102.00         AA          2,152,825
        1,700    5.625%, 5/01/32 - RAAI Insured                                        5/12 at 102.00         AA          1,706,426

        1,215   North Dade Community Development District, Florida, Special            5/17 at 100.00        N/R            940,799
                 Assessment Bonds, Series 2007A, 5.350%, 5/01/38

                Orlando Community Redevelopment Agency, Florida, Tax Increment
                Revenue Bonds, Republic Drive-Universal Boulevard - I-4
                Interchange Project, Series 2002:
        1,495    5.125%, 4/01/20 - AMBAC Insured                                       4/12 at 100.00        AAA          1,556,235
        1,225    5.125%, 4/01/21 -AMBAC Insured                                        4/12 at 100.00        AAA          1,266,454

                Osceola County, Florida, Transportation Revenue Bonds,
                Osceola Parkway, Series 2004:
        3,745    5.000%, 4/01/22 - MBIA Insured                                        4/14 at 100.00        Aaa          3,878,622
        2,000    5.000%, 4/01/23 - MBIA Insured                                        4/14 at 100.00        Aaa          2,032,680

        4,335   Palm Beach County School Board, Florida, Certificates of               8/16 at 100.00        AAA          4,776,390
                 Participation, Drivers Trust 2089, 12.197%, 8/01/31 -
                 FSA Insured (IF)

        4,000   Palm Beach County School Board, Florida, Certificates of               8/12 at 100.00        AAA          4,048,560
                 Participation, Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,560   Palm Beach County School Board, Florida, Certificates of               8/14 at 100.00        AA-          2,587,187
                 Participation, Series 2004A, 5.000%, 8/01/23 - FGIC Insured

        5,000   Palm Beach County School Board, Florida, Certificates of               8/17 at 100.00        AAA          5,062,450
                 Participation, Series 2007E, 5.000%, 8/01/27 - MBIA Insured

        4,490   Palm Beach County, Florida, Public Improvement Revenue Bonds,          6/15 at 100.00        AAA          4,567,497
                 Biomedical Research Park Project, Series 2005A,
                 5.000%, 6/01/25 - AMBAC Insured

        2,500   Polk County School District, Florida, Sales Tax Revenue Bonds,        10/14 at 100.00        AAA          2,716,575
                 Series 2004, 5.250%, 10/01/18 - FSA Insured

        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,           7/17 at 100.00        AAA          1,012,410
                 Southwest Annexation District 1B, Series 2007,
                 5.000%, 7/01/33 - MBIA Insured

          820   Rivercrest Community Development District, Florida, Special            5/18 at 100.00         AA            800,755
                 Assessment Bonds, Series 2007, 5.000%, 5/01/30 - RAAI Insured

        2,750   Saint Johns County, Florida, Transportation Improvement Revenue       10/13 at 100.00        AAA          2,820,703
                 Bonds, Series 2003, 5.000%, 10/01/23 - AMBAC Insured

        3,000   School Board of Duval County, Florida, Certificates of                 7/17 at 100.00        Aaa          3,050,580
                 Participation, Master Lease Program, Series 2008,
                 5.000%, 7/01/33 - FSA Insured

          635   Sonoma Bay Community Development District, Florida,                    5/15 at 100.00        N/R            511,264
                 Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36

       10,000   South Florida Water Management District, Certificates of              10/16 at 100.00        AAA         10,054,300
                 Participation, Series 2006, 5.000%, 10/01/36 -
                 AMBAC Insured (UB)

        3,750   South Florida Water Management District, Certificates of              10/16 at 100.00        AAA          3,831,375
                 Participation, Series 2006, Trust 1036, 11.867%, 10/01/36 -
                 AMBAC Insured (IF)


                                       20

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Tampa Sports Authority, Hillsborough County, Florida, Sales Tax
                Payments Special Purpose Bonds, Stadium Project, Series 1995:
$       1,250    5.750%, 10/01/20 - MBIA Insured                                         No Opt. Call        AAA        $ 1,383,300
        2,835    5.750%, 10/01/25 - MBIA Insured                                         No Opt. Call        AAA          3,108,719

        8,605   Volusia County School Board, Florida, Sales Tax Revenue Bonds,        10/12 at 100.00        AAA          9,335,994
                 Series 2002, 5.375%, 10/01/15 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
      108,265   Total Tax Obligation/Limited                                                                             112,844,835
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 31.6% (20.1% OF TOTAL INVESTMENTS)

        9,000   Broward County, Florida, Airport System Revenue Bonds,                10/11 at 101.00        AAA          9,003,060
                 Series 2001-J1, 5.250%, 10/01/26 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,150   Broward County, Florida, Airport System Revenue Bonds,                10/14 at 100.00        AAA          2,186,486
                 Series 2004L, 5.000%, 10/01/23 - AMBAC Insured

        6,000   Florida State Turnpike Authority, Turnpike Revenue Bonds,              7/13 at 101.00        Aa2          6,085,440
                 Department of Transportation, Series 2003C, 5.000%, 7/01/33

       12,000   Greater Orlando Aviation Authority, Florida, Airport Facilities       10/09 at 101.00        Aa3         11,551,079
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28 -
                 FGIC Insured (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities       10/12 at 100.00        AAA          4,041,520
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                 FSA Insured (Alternative Minimum Tax)

        2,500   Lee County, Florida, Airport Revenue Bonds, Series 2006,              10/15 at 100.00        AAA          2,535,475
                 5.000%, 10/01/33 - FSA Insured

        6,690   Miami-Dade County Expressway Authority, Florida, Toll System           7/14 at 100.00          A          6,955,727
                 Revenue Bonds, Series 2004B, 5.000%, 7/01/20 - FGIC Insured

        3,000   Miami-Dade County Expressway Authority, Florida, Toll System             No Opt. Call        AAA          3,000,000
                 Revenue Bonds, Series 2005B, 4.500%, 7/01/29 -
                 AMBAC Insured

        1,750   Miami-Dade County Industrial Development Authority, Florida,          10/09 at 101.00        AAA          1,778,648
                 Industrial Development Revenue Bonds, Airis Miami II LLC -
                 Miami International Airport, Series 1999, 6.000%, 10/15/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        5,390   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami I           10/12 at 100.00         A2          5,507,556
                 nternational Airport, Series 2002, 5.750%, 10/01/18 -
                 FGIC Insured (Alternative Minimum Tax)

       16,825   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/15 at 100.00         A+         15,426,167
                 International Airport, Series 2005A, 5.000%, 10/01/38 -
                 CIFG Insured (Alternative Minimum Tax)

        5,360   Tampa-Hillsborough County Expressway Authority, Florida,               7/15 at 101.00        AAA          5,778,241
                 Revenue Bonds, Series 2005, 5.000%, 7/01/16 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       74,665   Total Transportation                                                                                     73,849,399
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 27.7% (17.7% OF TOTAL INVESTMENTS) (5)

        7,225   Dade County, Florida, Special Obligation and Refunding Bonds,          10/08 at 48.83        AAA          3,499,935
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded 10/01/08) -
                 AMBAC Insured

       12,800   Escambia County Health Facilities Authority, Florida, Revenue         11/09 at 101.00        AAA         13,590,527
                 Bonds, Ascension Health Credit Group, Series 1999A-2,
                 6.000%, 11/15/31 (Pre-refunded 11/15/09)

        4,600   Highlands County Health Facilities Authority, Florida, Hospital       11/11 at 101.00     A1 (5)          5,118,144
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)

                Miami-Dade County Educational Facilities Authority, Florida,
                Revenue Bonds, University of Miami, Series 2004A:
        2,290    5.000%, 4/01/19 (Pre-refunded 4/01/14) - AMBAC Insured                4/14 at 100.00        AAA          2,504,802
        3,305    5.000%, 4/01/22 (Pre-refunded 4/01/14) - AMBAC Insured                4/14 at 100.00        AAA          3,615,009

        3,000   Miami-Dade County Health Facility Authority, Florida, Hospital         8/11 at 101.00        AAA          3,245,610
                 Revenue Refunding Bonds, Miami Children's Hospital,
                 Series 2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) -
                 AMBAC Insured

        1,175   Naples, Florida, Water and Sewer Revenue Bonds, Series 2002,           9/12 at 100.00    Aa2 (5)          1,273,571
                 5.000%, 9/01/14 (Pre-refunded 9/01/12)


                                       21

NQF
Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (continued)

                North Broward Hospital District, Florida, Revenue and Improvement
                Bonds, Series 2001:
$       5,450    6.000%, 1/15/31 (Pre-refunded 1/15/11)                                1/11 at 101.00      A (5)        $ 5,965,134
          550    6.000%, 1/15/31 (Pre-refunded 1/15/11)                                1/11 at 101.00      A (5)            602,443

        6,000   Orange County Health Facilities Authority, Florida, Hospital          11/10 at 101.00     A+ (5)          6,617,100
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        3,695   Orange County Health Facilities Authority, Florida, Hospital          12/12 at 100.00    N/R (5)          4,114,678
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/27 (Pre-refunded 12/01/12)

        4,295   Orlando Utilities Commission, Florida, Water and Electric             10/12 at 100.00    Aa1 (5)          4,706,074
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18
                 (Pre-refunded 10/01/12)

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding              No Opt. Call        AAA          4,100,788
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured (ETM)

        5,375   South Broward Hospital District, Florida, Hospital Revenue Bonds,      5/12 at 101.00    AA- (5)          5,957,166
                 Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       63,330   Total U.S. Guaranteed                                                                                    64,910,981
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.2% (5.2% OF TOTAL INVESTMENTS)

        4,330   Hillsborough County Industrial Development Authority, Florida,        10/12 at 100.00       Baa2          4,398,068
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13

        1,050   Jacksonville Beach, Florida, Utility Revenue Refunding Bonds,         10/10 at 100.00        Aaa          1,091,822
                 Series 2002, 5.000%, 4/01/17 - AMBAC Insured

        4,250   Lakeland, Florida, Energy System Revenue Refunding Bonds,                No Opt. Call        AAA          4,699,480
                 Series 1999C, 6.050%, 10/01/11 - FGIC Insured

        5,000   Orlando Utilities Commission, Florida, Water and Electric                No Opt. Call        Aa1          5,402,750
                 Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10

        2,720   Orlando Utilities Commission, Florida, Water and Electric             10/11 at 101.00        Aa1          2,877,706
                 Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/18

          705   Orlando Utilities Commission, Florida, Water and Electric             10/12 at 100.00        Aa1            746,940
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
       18,055   Total Utilities                                                                                          19,216,766
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.4% (7.9% OF TOTAL INVESTMENTS)

        3,310   Cocoa, Florida, Water and Sewerage System Revenue Refunding              No Opt. Call        AAA          3,465,570
                 Bonds, Series 2003, 5.500%, 10/01/23 - AMBAC Insured

        1,000   Jacksonville, Florida, Water and Sewer Revenue Bonds,                  8/08 at 100.00        AAA          1,000,770
                 United Water Florida Project, Series 1995, 6.350%, 8/01/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,525   Lee County, Florida, Water and Sewer Revenue Refunding Bonds,         10/13 at 100.00        Aaa          1,587,662
                 Series 2003A, 5.000%, 10/01/20 - MBIA Insured

        3,300   Miami-Dade County, Florida, Water and Sewer System Revenue            10/09 at 101.00         A+          3,300,891
                 Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured

        2,750   Palm Beach County, Florida, Water and Sewer Revenue Bonds,            10/16 at 100.00        AAA          2,948,990
                 Series 2006A, Trust 2622, 9.470%, 10/01/36 (IF)

        5,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,            10/16 at 100.00        AAA          5,134,600
                 Series 2006A, 5.000%, 10/01/31

        2,060   Polk County, Florida, Utility System Revenue Bonds, Series 2003,      10/13 at 100.00         A2          2,158,715
                 5.250%, 10/01/22 - FGIC Insured

        2,780   Riviera Beach, Palm Beach County, Florida, Water and Sewerage         10/14 at 100.00       Baa3          2,770,631
                 Revenue Bonds, Series 2004, 5.000%, 10/01/24 - FGIC Insured

        2,275   Sarasota County, Florida, Utility System Revenue Bonds,               10/15 at 100.00        AA-          2,312,970
                 Series 2005A, 5.000%, 10/01/27 - FGIC Insured

        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding              No Opt. Call        AAA          1,898,215
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured


                                       22

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Winter Springs, Florida, Water and Sewer Revenue Refunding
                Bonds, Series 2001:
$         700    5.250%, 4/01/16 - MBIA Insured                                        4/11 at 101.00        AAA        $   742,266
        1,585    5.000%, 4/01/20 - MBIA Insured                                        4/11 at 101.00        AAA          1,639,651

------------------------------------------------------------------------------------------------------------------------------------
       27,965   Total Water and Sewer                                                                                    28,960,931
------------------------------------------------------------------------------------------------------------------------------------
$     360,500   Total Investments (cost $357,343,421) - 157.0%                                                          367,515,333
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.8)%                                                                       (6,660,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      5,251,004
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.4)% (6)                                                   (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $234,106,337
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2008:

                                      FUND                                       FIXED RATE                               UNREALIZED
                  NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE        PAYMENT   EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY        AMOUNT   FLOATING RATE               INDEX  (ANNUALIZED)      FREQUENCY    DATE (7)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $7,000,000         Receive   3-Month USD-LIBOR        5.823%  Semi-Annually     6/04/08      6/04/18      $(821,435)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Portion of investment, with an aggregate market value of $873,026, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (35.9)%.

               (7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NUF
Nuveen Florida Quality Income Municipal Fund
Portfolio of INVESTMENTS
                                                                  April 30, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.9% (8.3% OF TOTAL INVESTMENTS)

                Broward County Educational Facilities Authority, Florida, Revenue
                Bonds, Nova Southeastern University, Series 2004B:
$       1,000    5.500%, 4/01/24                                                       4/14 at 100.00        BBB        $ 1,003,960
          500    5.625%, 4/01/34                                                       4/14 at 100.00        BBB            488,970

        2,000   Florida Board of Education, Lottery Revenue Bonds, Series 2001B,       7/11 at 101.00        AAA          2,061,660
                 5.000%, 7/01/20 - FGIC Insured

       14,985   Florida State Board of Education, State University System Revenue      7/15 at 101.00         AA         15,255,627
                 Bonds, Series 2006A, 5.000%, 7/01/30 - FGIC Insured

        2,580   Florida State Education System, Housing Facility Revenue                 No Opt. Call        AAA          2,822,907
                 Bonds, Florida International University, Series 2004A,
                 5.000%, 7/01/14 - MBIA Insured

        2,345   FSU Financial Assistance Inc., Florida, General Revenue Bonds,        10/14 at 100.00        AAA          2,493,181
                 Educational and Athletic Facilities Improvements, Series 2004,
                 5.000%, 10/01/16 - AMBAC Insured

        2,275   University of Central Florida, Certificates of Participation,         10/14 at 100.00       Baa3          2,313,698
                 Athletic Association, Series 2004A, 5.125%, 10/01/21 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,685   Total Education and Civic Organizations                                                                  26,440,003
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.7% (7.5% OF TOTAL INVESTMENTS)

        1,000   Brevard County Health Facilities Authority, Florida, Revenue Bonds,    4/16 at 100.00          A            940,520
                 Health First Inc. Project, Series 2005, 5.000%, 4/01/34

        1,500   Citrus County Hospital Board, Florida, Revenue Refunding Bonds,        8/13 at 100.00       Baa3          1,544,160
                 Citrus Memorial Hospital, Series 2002, 6.375%, 8/15/32

                Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
        1,000    5.250%, 6/01/26                                                       6/16 at 100.00       BBB+            979,380
        3,240    5.000%, 6/01/38                                                       6/16 at 100.00       BBB+          2,889,788

        1,000   Highlands County Health Facilities Authority, Florida, Hospital       11/15 at 100.00         A+            957,950
                 Revenue Bonds, Adventist Health System, Series 2005C,
                 5.000%, 11/15/31

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
          500    5.250%, 10/01/28                                                     10/13 at 100.00         A3            499,355
        1,590    5.250%, 10/01/34                                                     10/13 at 100.00         A3          1,543,508

        1,180   Hillsborough County Industrial Development Authority, Florida,        10/16 at 100.00         A3          1,131,585
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        2,000   Hillsborough County Industrial Development Authority, Florida,        10/13 at 100.00         A3          2,014,900
                 Hospital Revenue Refunding Bonds, Tampa General Hospital,
                 Series 2003A, 5.250%, 10/01/24

        3,000   Lakeland, Florida, Hospital System Revenue Bonds, Lakeland            11/16 at 100.00         A2          2,826,150
                 Regional Medical Center, Series 2006, 5.000%, 11/15/32

        1,500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,           4/17 at 100.00        AAA          1,505,295
                 Series 2007A, 5.000%, 4/01/32 - MBIA Insured

        3,430   Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg            No Opt. Call       BBB+          3,543,019
                 Regional Medical Center Project, Series 2003, 5.000%, 7/01/12

        3,750   Marion County Hospital District, Florida, Revenue Bonds, Munroe       10/17 at 100.00         A2          3,545,063
                 Regional Medical Center, Series 2007, 5.000%, 10/01/34

------------------------------------------------------------------------------------------------------------------------------------
       24,690   Total Health Care                                                                                        23,920,673
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.0% (5.1% OF TOTAL INVESTMENTS)

                Broward County Housing Finance Authority, Florida, GNMA
                Collateralized Multifamily Housing Revenue Refunding Bonds,
                Tamarac Pointe Apartments, Series 1996:
$       1,500    6.250%, 7/01/26                                                       7/08 at 100.00        AAA        $ 1,502,970
        1,000    6.300%, 1/01/32                                                       7/08 at 100.00        AAA          1,001,650

          120   Florida Housing Finance Agency, General Mortgage Revenue               6/08 at 100.00         AA            123,521
                 Refunding Bonds, Series 1992A, 6.400%, 6/01/24

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                10/08 at 100.00        AAA          1,000,400
                 Holly Cove Apartments, Series 1995F, 6.150%, 10/01/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        5,790   Florida Housing Finance Corporation, FNMA Revenue Bonds,              10/10 at 102.00        Aaa          5,852,185
                 Villa de Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33
                 (Alternative Minimum Tax)

        3,170   Florida Housing Finance Corporation, Housing Revenue Refunding        12/08 at 102.00         AA          3,108,344
                 Bonds, Hunters Ridge at Deerwood Apartments, Series 1998-0,
                 5.300%, 12/01/28

        3,630   Miami-Dade County Housing Finance Authority, Florida, Multifamily      1/11 at 102.00        AAA          3,696,139
                 Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A,
                 5.950%, 7/01/30 - FSA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       16,210   Total Housing/Multifamily                                                                                16,285,209
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.8% (0.5% OF TOTAL INVESTMENTS)

          390   Broward County Housing Finance Authority, Florida, Single Family        4/10 at 25.36        Aaa             84,962
                 Mortgage Revenue Bonds, Series 2001C, 0.000%, 4/01/33
                 (Alternative Minimum Tax)

          270   Broward County Housing Finance Authority, Florida, Single Family        4/09 at 25.51        Aaa             64,913
                 Mortgage Revenue Refunding Bonds, Series 2000B,
                 0.000%, 4/01/29 (Alternative Minimum Tax)

          215   Florida Housing Finance Agency, GNMA Collateralized Home                 No Opt. Call        AAA            229,689
                 Ownership Revenue Refunding Bonds, Series 1987G-1,
                 8.595%, 11/01/17

          980   Florida Housing Finance Corporation, Homeowner Mortgage                1/16 at 100.00        AA+            867,202
                 Revenue Bonds, Series 2006-6, 4.625%, 7/01/31
                 (Alternative Minimum Tax)

           30   Miami-Dade County Housing Authority, Florida, Home Owner              10/08 at 101.50        Aaa             30,018
                 Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19
                 (Alternative Minimum Tax)

          425   Orange County Housing Finance Authority, Florida, Single Family       10/08 at 100.00        AAA            425,208
                 Mortgage Revenue Bonds, Series 1996A, 6.300%, 4/01/28
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,310   Total Housing/Single Family                                                                               1,701,992
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.8% (3.1% OF TOTAL INVESTMENTS)

        7,285   Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding      10/09 at 101.00        N/R          7,147,751
                 Bonds, Fleet Landing Project, Series 1999, 5.750%, 10/01/18 -
                 ACA Insured

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                       8/14 at 101.00        N/R          1,154,126
        1,570    5.625%, 8/01/34                                                       8/14 at 101.00        N/R          1,516,620

------------------------------------------------------------------------------------------------------------------------------------
        9,980   Total Long-Term Care                                                                                      9,818,497
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)

        4,600   Hillsborough County Industrial Development Authority, Florida,         4/10 at 101.00        N/R          4,480,400
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 9.8% (6.3% OF TOTAL INVESTMENTS)

       15,925   Florida State Board of Education, Full Faith and Credit Public         6/12 at 101.00        AAA         16,603,085
                 Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/20 -
                 MBIA Insured

        3,240   Reedy Creek Improvement District, Orange and Osceola Counties,         4/14 at 100.00        AAA          3,362,440
                 Florida, General Obligation Bonds, Series 2004A, 5.000%, 6/01/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,165   Total Tax Obligation/General                                                                             19,965,525
------------------------------------------------------------------------------------------------------------------------------------


                                       25


NUF
Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 45.3% (29.1% OF TOTAL INVESTMENTS)

$       1,000   Alachua County School Board, Florida, Certificates of Participation,   7/11 at 101.00        Aaa        $ 1,027,170
                 Series 2001, 5.000%, 7/01/21 - AMBAC Insured

        1,055   Bay County School Board, Florida, Certificates of Participation,       7/14 at 100.00        Aaa          1,062,163
                 Series 2004, 5.000%, 7/01/24 - AMBAC Insured

        3,870   Broward County School Board, Florida, Certificates of Participation,   7/14 at 100.00        AAA          4,078,941
                 Series 2004C, 5.250%, 7/01/20 - FSA Insured

        1,500   Collier County, Florida, Capital Improvement Revenue Bonds,           10/14 at 100.00        AAA          1,553,205
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,290   Escambia County, Florida, Tourist Development Revenue Refunding       10/12 at 100.00        AAA          1,338,827
                 Bonds, Series 2002, 5.000%, 10/01/18 - MBIA Insured

        4,000   Flagler County, Florida, Capital Improvement Revenue Bonds,           10/15 at 100.00        AAA          4,046,800
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        8,425   Florida Department of Environmental Protection, Florida Forever        7/13 at 101.00        AAA          8,799,154
                 Revenue Bonds, Series 2003C, 5.000%, 7/01/19 -
                 AMBAC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25 - MBIA Insured                                         No Opt. Call        AAA            410,665
        1,590    0.000%, 11/01/26 - MBIA Insured                                         No Opt. Call        AAA            592,164

        3,000   Florida State Department of Management Services, Certificates          8/15 at 101.00        AAA          3,098,070
                 of Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        1,430   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds,   10/11 at 100.00        AAA          1,462,247
                 Series 2001, 5.000%, 10/01/23 - AMBAC Insured

        2,090   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds,   10/13 at 100.00        AAA          2,167,142
                 Series 2003, 5.000%, 10/01/22 - MBIA Insured

        3,145   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,          10/13 at 100.00        AAA          3,177,331
                 Series 2003C, 5.250%, 10/01/18 - MBIA Insured (Alternative
                 Minimum Tax)

        2,230   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding       10/12 at 100.00         A+          2,283,587
                 and Improvement Bonds, Series 2002, 5.000%, 10/01/21 -
                 FGIC Insured

        2,750   Jacksonville, Florida, Local Government Sales Tax Revenue             10/12 at 100.00        AA+          2,897,923
                 Refunding and Improvement Bonds, Series 2002,
                 5.375%, 10/01/17 - FGIC Insured

        1,000   Jacksonville, Florida, Local Government Sales Tax Revenue                No Opt. Call        AA+          1,117,110
                 Refunding Bonds, Series 2001, 5.500%, 10/01/14 - FGIC Insured

                Lake County School Board, Florida, Certificates of Participation,
                Series 2004A:
        1,190    5.000%, 7/01/20 - AMBAC Insured                                       7/14 at 100.00        AAA          1,229,758
        1,340    5.000%, 7/01/22 - AMBAC Insured                                       7/14 at 100.00        AAA          1,372,763
        1,470    5.000%, 7/01/24 - AMBAC Insured                                       7/14 at 100.00        AAA          1,494,079

        5,130   Manatee County School District, Florida, Sales Tax Revenue Bonds,     10/13 at 100.00        AAA          5,443,494
                 Series 2003, 5.000%, 10/01/17 - AMBAC Insured

                Miami-Dade County, Florida, Beacon Tradeport Community
                Development District, Special Assessment Bonds, Commercial
                Project, Series 2002A:
        1,975    5.500%, 5/01/22 - RAAI Insured                                        5/12 at 102.00         AA          2,015,409
          850    5.625%, 5/01/32 - RAAI Insured                                        5/12 at 102.00         AA            853,213

        1,200   North Dade Community Development District, Florida, Special            5/17 at 100.00        N/R            929,184
                 Assessment Bonds, Series 2007A, 5.350%, 5/01/38

        2,475   Northern Palm Beach County Improvement District, Florida,              8/10 at 102.00         AA          2,595,830
                 Revenue Bonds, Water Control and Improvement Development
                 Unit 19, Series 2000, 6.100%, 8/01/21 - RAAI Insured

        2,000   Opa-Locka, Florida, Capital Improvement Revenue Bonds,                 7/08 at 100.00       Baa3          2,003,820
                 Series 1994, 6.125%, 1/01/24 - FGIC Insured

        2,440   Orange County School Board, Florida, Certificates of Participation,    8/14 at 100.00        Aaa          2,476,454
                 Series 2004A, 5.000%, 8/01/22 - AMBAC Insured


                                       26

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
$       1,665    5.125%, 1/01/20 - FGIC Insured                                        1/13 at 100.00         AA        $ 1,730,668
        3,400    5.125%, 1/01/23 - FGIC Insured                                        1/13 at 100.00         AA          3,526,786

        2,040   Palm Beach County School Board, Florida, Certificates of               8/12 at 100.00        AAA          2,146,019
                 Participation, Series 2002D, 5.250%, 8/01/21 - FSA Insured

        1,500   Palm Beach County School Board, Florida, Certificates of               8/14 at 100.00        AA-          1,522,410
                 Participation, Series 2004A, 5.000%, 8/01/22 - FGIC Insured

        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,           7/17 at 100.00        AAA          1,012,410
                 Southwest Annexation District 1B, Series 2007,
                 5.000%, 7/01/33 - MBIA Insured

        1,350   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,         9/13 at 100.00        AAA          1,388,394
                 5.000%, 9/01/21 - MBIA Insured

          820   Rivercrest Community Development District, Florida, Special            5/18 at 100.00         AA            800,755
                 Assessment Bonds, Series 2007, 5.000%, 5/01/30 - RAAI Insured

        2,000   School Board of Duval County, Florida, Certificates of Participation,  7/17 at 100.00        Aaa          2,033,720
                 Master Lease Program, Series 2008, 5.000%, 7/01/33 -
                 FSA Insured

        5,000   Sumter County, Florida, Capital Improvement Revenue Bonds,             6/16 at 100.00        AAA          5,029,500
                 Series 2006, 5.000%, 6/01/36 - AMBAC Insured

       11,815   Volusia County School Board, Florida, Sales Tax Revenue Bonds,        10/12 at 100.00        AAA         12,818,682
                 Series 2002, 5.375%, 10/01/14 - FSA Insured

        1,000   Volusia County, Florida, Tax Revenue Bonds, Tourist Development,      12/14 at 100.00        Aaa          1,036,260
                 Series 2004, 5.000%, 12/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       91,075   Total Tax Obligation/Limited                                                                             92,572,107
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 25.9% (16.6% OF TOTAL INVESTMENTS)

        2,225   Broward County, Florida, Airport System Revenue Bonds,                10/11 at 101.00        AAA          2,234,212
                 Series 2001-J1, 5.250%, 10/01/21 - AMBAC Insured
                 (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities       10/12 at 100.00        AAA          4,041,520
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 - FSA Insured
                 (Alternative Minimum Tax)

        2,500   Lee County, Florida, Airport Revenue Bonds, Series 2006,              10/15 at 100.00        AAA          2,535,475
                 5.000%, 10/01/33 - FSA Insured

        1,000   Lee County, Florida, Transportation Facilities Revenue Bonds,            No Opt. Call        AAA          1,078,690
                 Series 2004B, 5.000%, 10/01/14 - AMBAC Insured

                Miami-Dade County Expressway Authority, Florida, Toll System
                Revenue Bonds, Series 2004B:
        3,955    5.250%, 7/01/17 - FGIC Insured                                        7/14 at 100.00          A          4,239,009
        2,000    5.250%, 7/01/18 - FGIC Insured                                        7/14 at 100.00          A          2,105,640
        2,000    5.000%, 7/01/23 - FGIC Insured                                        7/14 at 100.00          A          2,021,000

        4,500   Miami-Dade County Expressway Authority, Florida, Toll System           7/16 at 100.00        AAA          4,502,700
                 Revenue Bonds, Series 2006, 5.000%, 7/01/37 -
                 AMBAC Insured

        2,000   Miami-Dade County Expressway Authority, Florida, Toll System           7/11 at 101.00         A3          2,033,320
                 Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 -
                 FGIC Insured

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/08 at 101.00         A2          7,175,700
                 International Airport, Series 1998A, 5.000%, 10/01/24 -
                 FGIC Insured (Alternative Minimum Tax)

        4,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/08 at 101.00        AAA          3,915,680
                 International Airport, Series 1998C, 5.000%, 10/01/23 -
                 MBIA Insured (Alternative Minimum Tax)

       12,820   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/15 at 100.00         A+         11,754,143
                 International Airport, Series 2005A, 5.000%, 10/01/38 -
                 CIFG Insured (Alternative Minimum Tax)

        5,000   Tampa-Hillsborough County Expressway Authority, Florida,               7/15 at 101.00        AAA          5,390,150
                 Revenue Bonds, Series 2005, 5.000%, 7/01/16 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       53,500   Total Transportation                                                                                     53,027,239
------------------------------------------------------------------------------------------------------------------------------------


                                       27

NUF
Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.3% (9.2% OF TOTAL INVESTMENTS) (4)

$       1,500   Bradford County Health Facility Authority, Florida, Revenue              No Opt. Call        AAA        $ 1,679,940
                 Refunding Bonds, Santa Fe Healthcare Inc., Series 1993,
                 6.050%, 11/15/16 (ETM)

          750   Gainesville, Florida, Utilities System Revenue Bonds, Series 2003A,   10/13 at 100.00     AA (4)            831,435
                 5.250%, 10/01/21 (Pre-refunded 10/01/13)

        2,600   Highlands County Health Facilities Authority, Florida, Hospital       11/11 at 101.00     A1 (4)          2,892,864
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded
                 11/15/11)

                North Broward Hospital District, Florida, Revenue and Improvement
                Bonds, Series 2001:
        8,175    6.000%, 1/15/31 (Pre-refunded 1/15/11)                                1/11 at 101.00      A (4)          8,947,701
          825    6.000%, 1/15/31 (Pre-refunded 1/15/11)                                1/11 at 101.00      A (4)            903,664

        5,000   Orange County Health Facilities Authority, Florida, Hospital Revenue  11/12 at 101.00     A2 (4)          5,501,150
                 Bonds, Adventist Health System/Sunbelt Obligated Group,
                 Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)

        3,000   Orange County Health Facilities Authority, Florida, Hospital          12/12 at 100.00    N/R (4)          3,340,740
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/32 (Pre-refunded 12/01/12) -
                 Insured

        4,625   South Broward Hospital District, Florida, Hospital Revenue Bonds,      5/12 at 101.00    AA- (4)          5,125,934
                 Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       26,475   Total U.S. Guaranteed                                                                                    29,223,428
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.0% (5.8% OF TOTAL INVESTMENTS)

        4,800   Hillsborough County Industrial Development Authority, Florida,        10/12 at 100.00       Baa2          4,875,456
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13

        9,440   JEA St. John's River Power Park System, Florida, Revenue              10/11 at 100.00        Aa2          9,892,929
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/15

        1,220   Orlando Utilities Commission, Florida, Water and Electric             10/11 at 101.00        Aa1          1,311,842
                 Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/17

          445   Orlando Utilities Commission, Florida, Water and Electric             10/12 at 100.00        Aa1            478,446
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/17

          650   Reedy Creek Improvement District, Florida, Utility Revenue            10/15 at 100.00        AAA            660,849
                 Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured

        1,170   Tallahassee, Florida, Consolidated Utility System Revenue Bonds,      10/15 at 100.00        AAA          1,209,499
                 Series 2005, 5.000%, 10/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,725   Total Utilities                                                                                          18,429,021
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 11.0% (7.1% OF TOTAL INVESTMENTS)

        1,500   Hollywood, Florida, Water and Sewer Revenue Refunding and             10/13 at 100.00        Aaa          1,572,540
                 Improvement Bonds, Series 2003, 5.000%, 10/01/20 - FSA Insured

                JEA, Florida, Water and Sewerage System Revenue Bonds,
                Series 2004A:
        3,235    5.000%, 10/01/18 - FGIC Insured                                      10/13 at 100.00        AA-          3,404,805
        5,090    5.000%, 10/01/19 - FGIC Insured                                      10/13 at 100.00        AA-          5,321,748
        3,000    5.000%, 10/01/23 - FGIC Insured                                      10/13 at 100.00        AA-          3,097,530

        1,065   Lee County Industrial Development Authority, Florida, Utilities       11/12 at 100.00        AAA          1,057,460
                 Revenue Bonds, Bonita Springs Utilities Inc. Project, Series 2002,
                 5.000%, 11/01/19 - MBIA Insured (Alternative Minimum Tax)


                                       28

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,750   Palm Beach County, Florida, Water and Sewer Revenue Bonds,            10/16 at 100.00        AAA        $ 2,948,990
                 Series 2006A, Trust 2622, 9.470%, 10/01/36 (IF)

        5,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,            10/16 at 100.00        AAA          5,134,600
                 Series 2006A, 5.000%, 10/01/31

------------------------------------------------------------------------------------------------------------------------------------
       21,640   Total Water and Sewer                                                                                    22,537,673
------------------------------------------------------------------------------------------------------------------------------------
$     313,055   Total Investments (cost $313,165,665) - 155.7%                                                          318,401,767
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,150,692
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (57.2)% (5)                                                   (117,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $204,552,459
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.7)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NFL
Nuveen Insured Florida Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                  April 30, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.8% (3.2% OF TOTAL INVESTMENTS)

$      10,255   Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006,       4/16 at 100.00         A1        $10,017,289
                 5.000%, 4/01/35 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 2.8% (1.9% OF TOTAL INVESTMENTS)

        2,000   Brevard County Health Facilities Authority, Florida, Hospital         10/08 at 100.00        AAA          2,004,700
                 Revenue Bonds, Holmes Regional Medical Center Project,
                 Series 1996, 5.625%, 10/01/14 - MBIA Insured

        2,500   Hillsborough County Industrial Development Authority, Florida,           No Opt. Call        AAA          2,931,375
                 Industrial Development Revenue Bonds, University Community
                 Hospital, Series 1994, 6.500%, 8/15/19 - MBIA Insured

        1,000   Lee Memorial Health System, Florida, Hospital Revenue Bonds,           4/17 at 100.00        AAA          1,003,530
                 Series 2007A, 5.000%, 4/01/32 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total Health Care                                                                                         5,939,605
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 10.4% (6.9% OF TOTAL INVESTMENTS)

          975   Broward County Housing Finance Authority, Florida, GNMA                6/08 at 101.00        Aaa            980,938
                 Collateralized Multifamily Housing Revenue Refunding Bonds,
                 Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27
                 (Alternative Minimum Tax)

                Collier County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
        1,260    5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)               9/08 at 101.00        AAA          1,264,234
        1,000    5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)               9/08 at 101.00        AAA          1,001,430

                Collier County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Refunding Bonds, Saxon Manor Isles Project,
                Series 1998A, Subseries 1:
        1,040    5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)               9/08 at 101.00        AAA          1,043,494
        1,400    5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)               9/08 at 101.00        AAA          1,402,002

                Dade County Housing Finance Authority, Florida, Multifamily
                Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series
                1997A:
        1,230    5.650%, 9/01/17 - FSA Insured (Alternative Minimum Tax)               9/08 at 100.00        AAA          1,233,272
        1,890    5.750%, 9/01/29 - FSA Insured (Alternative Minimum Tax)               9/08 at 100.00        AAA          1,891,361

        1,395   Florida Housing Finance Agency, Housing Revenue Bonds,                10/08 at 101.00        AAA          1,402,938
                 Riverfront Apartments, Series 1997A, 6.250%, 4/01/37 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                 5/08 at 100.00        AAA          1,000,750
                 Turtle Creek Apartments, Series 1996C-1, 6.100%, 5/01/16 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,045   Florida Housing Finance Corporation, GNMA Collateralized              12/10 at 102.00        Aaa          2,114,244
                 Housing Revenue Bonds, Cobblestone Apartments,
                 Series 2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)

        2,475   Florida Housing Finance Corporation, GNMA Collateralized               9/10 at 102.00        AAA          2,555,339
                 Housing Revenue Bonds, Raintree Apartments, Series 2000J-1,
                 5.950%, 3/01/35 (Alternative Minimum Tax)

        3,330   Jacksonville, Florida, GNMA Collateralized Housing Revenue             9/08 at 100.00        AAA          3,371,958
                 Refunding Bonds, Windermere Manor Apartments, Series 1993A,
                 5.875%, 3/20/28

        1,425   Miami-Dade County Housing Finance Authority, Florida, Multifamily      6/11 at 100.00        AAA          1,438,523
                 Mortgage Revenue Bonds, Country Club Villas II Project,
                 Series 2001-1A, 5.750%, 7/01/27 - FSA Insured (Alternative
                 Minimum Tax)

        1,065   Palm Beach County Housing Finance Authority, Florida,                  7/12 at 100.00        AAA          1,063,860
                 Multifamily Housing Revenue Bonds, Westlake Apartments
                 Phase II, Series 2002, 5.150%, 7/01/22 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       21,530   Total Housing/Multifamily                                                                                21,764,343
------------------------------------------------------------------------------------------------------------------------------------


                                       30

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.7% (0.5% OF TOTAL INVESTMENTS)

$          30   Broward County Housing Finance Authority, Florida, Single Family       4/09 at 101.00        Aaa        $    28,990
                 Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 - MBIA Insured (Alternative Minimum Tax)

          670   Escambia County Housing Finance Authority, Florida,                   10/08 at 102.00        Aaa            640,828
                 Multi-County Single Family Mortgage Revenue Bonds,
                 Series 1999, 5.200%, 4/01/32 - MBIA Insured
                 (Alternative Minimum Tax)

        3,745   Florida Housing Finance Corporation, Homeowner Mortgage                 1/10 at 24.65        Aaa            835,360
                 Revenue Bonds, Series 2000-4, 0.000%, 7/01/30 -
                 FSA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,445   Total Housing/Single Family                                                                               1,505,178
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 4.0% (2.6% OF TOTAL INVESTMENTS)

        4,940   Florida State Board of Education, Full Faith and Credit,               6/11 at 101.00        AAA          5,039,096
                 Public Education Capital Outlay Bonds, Series 2001C,
                 5.125%, 6/01/29 - FGIC Insured

        1,895   Reedy Creek Improvement District, Orange and Osceola                   6/15 at 100.00        AAA          1,918,593
                 Counties, Florida, General Obligation Bonds, Series 2005B,
                 5.000%, 6/01/25 - AMBAC Insured

        1,390   Venice, Florida, General Obligation Bonds, Series 2004,                2/14 at 100.00        AAA          1,414,909
                 5.000%, 2/01/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,225   Total Tax Obligation/General                                                                              8,372,598
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 62.2% (41.2% OF TOTAL INVESTMENTS)

        3,820   Broward County School Board, Florida, Certificates of                  7/13 at 100.00        AAA          3,992,664
                 Participation, Series 2003, 5.250%, 7/01/19 - MBIA Insured

        1,500   Collier County, Florida, Capital Improvement Revenue Bonds,           10/14 at 100.00        AAA          1,553,205
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        3,000   Collier County, Florida, Gas Tax Revenue Bonds, Series 2005,           6/15 at 100.00        AAA          3,082,710
                 5.000%, 6/01/22 - AMBAC Insured

        1,555   DeSoto County, Florida, Capital Improvement Revenue Bonds,             4/12 at 101.00        AAA          1,640,276
                 Series 2002, 5.250%, 10/01/20 - MBIA Insured

                Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
        1,000    5.000%, 8/01/27 - MBIA Insured                                        8/12 at 101.00        Aaa          1,048,340
        1,000    5.125%, 8/01/31 - MBIA Insured                                        8/12 at 101.00        Aaa          1,016,710

        2,500   Escambia County School Board, Florida, Certificates of                 2/15 at 100.00        AAA          2,547,125
                 Participation, Series 2004, 5.000%, 2/01/22 - MBIA Insured

        2,500   Flagler County School Board, Florida, Certificates of                  8/15 at 100.00        AAA          2,530,125
                 Participation, Master Lease Revenue Program, Series 2005A,
                 5.000%, 8/01/30 - FSA Insured

        1,200   Flagler County, Florida, Capital Improvement Revenue Bonds,           10/15 at 100.00        AAA          1,214,040
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        1,435   Florida Department of Environmental Protection, Florida                7/13 at 101.00        AA-          1,508,285
                 Forever Revenue Bonds, Series 2003A, 5.000%, 7/01/19 -
                 FGIC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25 - MBIA Insured                                      11/10 at 101.00        AAA          3,509,527
        3,345    5.375%, 11/01/30 - MBIA Insured                                      11/10 at 101.00        AAA          3,420,831

        1,000   Florida Municipal Loan Council, Revenue Bonds, Series 2001A,          11/11 at 101.00        AAA          1,048,510
                 5.250%, 11/01/18 - MBIA Insured

        2,230   Florida Ports Financing Commission, Revenue Bonds,                    10/09 at 101.00        AA+          2,239,522
                 State Transportation Trust Fund - Intermodal Program,
                 Series 1999, 5.500%, 10/01/23 - FGIC Insured
                 (Alternative Minimum Tax)

        5,200   Gulf Breeze, Florida, Local Government Loan Program,                  12/11 at 101.00       Baa3          5,434,988
                 Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20
                 (Mandatory put 12/01/11) - FGIC Insured

        1,080   Gulf Breeze, Florida, Local Government Loan Program,                   6/08 at 100.50       Baa3          1,088,111
                 Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15
                 (Mandatory put 12/01/10) - FGIC Insured

        1,020   Gulf Breeze, Florida, Local Government Loan Program,                   6/08 at 100.50       Baa3          1,027,660
                 Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15
                 (Mandatory put 12/01/08) - FGIC Insured

        1,500   Gulf Breeze, Florida, Local Government Loan Program,                  12/10 at 101.00       Baa3          1,544,565
                 Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20
                 (Mandatory put 12/01/19) - FGIC Insured


                                       31

NFL
Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       6,000   Hillsborough County School Board, Florida, Certificates of             7/13 at 100.00        AAA        $ 6,056,700
                 Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured

        2,000   Hillsborough County, Florida, Community Investment Tax Revenue        11/13 at 101.00        AAA          2,074,100
                 Bonds, Series 2004, 5.000%, 5/01/23 - AMBAC Insured

        1,000   Hillsborough County, Florida, Revenue Refunding Bonds, Tampa          10/15 at 100.00        AA+          1,030,570
                 Bay Arena, Series 2005, 5.000%, 10/01/25 - FGIC Insured

        2,595   Indian River County School Board, Florida, Certificates of             7/15 at 100.00        AAA          2,683,230
                 Participation, Series 2005, 5.000%, 7/01/22 - MBIA Insured

        1,000   Indian Trace Development District, Florida, Water Management           5/15 at 102.00        Aaa          1,039,680
                 Special Benefit Assessment Bonds, Series 2005,
                 5.000%, 5/01/25 - MBIA Insured

        1,500   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue          10/13 at 100.00        AAA          1,587,120
                 Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

        1,280   Lake County School Board, Florida, Certificates of Participation,      7/14 at 100.00        AAA          1,315,802
                 Series 2004A, 5.000%, 7/01/21 - AMBAC Insured

                Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
        1,730    5.000%, 10/01/18 - AMBAC Insured                                     10/12 at 100.00        AAA          1,799,736
        2,000    5.000%, 10/01/19 - AMBAC Insured                                     10/12 at 100.00        AAA          2,078,160

        1,230   Lee County, Florida, Local Option Gas Tax Revenue Bonds,              10/14 at 100.00         A3          1,286,236
                 Series 2004, 5.000%, 10/01/20 - FGIC Insured

        2,000   Miami-Dade County School Board, Florida, Certificates of              11/16 at 100.00        AAA          1,997,260
                 Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC Insured

       18,000   Miami-Dade County, Florida, Subordinate Special Obligation              6/08 at 50.20        AAA          8,960,940
                 Bonds, Series 1997A, 0.000%, 10/01/21 - MBIA Insured

        1,000   Orange County School Board, Florida, Certificates of                   8/17 at 100.00        AA-          1,003,600
                 Participation, Series 2007A, 5.000%, 8/01/27 - FGIC Insured

        3,180   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B,         1/13 at 100.00         AA          3,317,758
                 5.125%, 1/01/19 - FGIC Insured

        2,500   Orange County, Florida, Tourist Development Tax Revenue Bonds,        10/16 at 100.00         A+          2,499,900
                 Series 2006, 5.000%, 10/01/31 - XLCA Insured

                Osceola County, Florida, Transportation Revenue Bonds, Osceola
                Parkway, Series 2004:
        2,500    5.000%, 4/01/21 - MBIA Insured                                        4/14 at 100.00        Aaa          2,601,125
        5,500    5.000%, 4/01/23 - MBIA Insured                                        4/14 at 100.00        Aaa          5,589,870

        2,150   Palm Beach County School Board, Florida, Certificates of               8/14 at 100.00        AA-          2,167,050
                 Participation, Series 2004A, 5.000%, 8/01/24 - FGIC Insured

        3,000   Palm Beach County School Board, Florida, Certificates of               8/17 at 100.00        AAA          3,037,470
                 Participation, Series 2007E, 5.000%, 8/01/27 - MBIA Insured

        4,115   Palm Beach County, Florida, Administrative Complex Revenue               No Opt. Call       Baa3          4,263,263
                 Refunding Bonds, Series 1993, 5.250%, 6/01/11 - FGIC Insured

                Palm Beach County, Florida, Revenue Refunding Bonds,
                Criminal Justice Facilities, Series 1993:
        2,500    5.375%, 6/01/08 - FGIC Insured                                          No Opt. Call       Baa3          2,507,550
        4,000    5.375%, 6/01/10 - FGIC Insured                                          No Opt. Call       Baa3          4,231,400

        1,300   Plantation, Florida, Non-Ad Valorem Revenue Refunding and              8/13 at 100.00        Aaa          1,351,441
                 Improvement Bonds, Series 2003, 5.000%, 8/15/21 -
                 FSA Insured

        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,           7/17 at 100.00        AAA          1,012,410
                 Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 -
                 MBIA Insured

        3,500   School Board of Duval County, Florida, Certificates of Participation,  7/17 at 100.00        Aaa          3,559,010
                 Master Lease Program, Series 2008, 5.000%, 7/01/33 -
                 FSA Insured

        4,260   St. Lucie County School Board, Florida, Certificates of                7/14 at 100.00        AAA          4,368,758
                 Participation, Master Lease Program, Series 2004A,
                 5.000%, 7/01/24 - FSA Insured


                                       32

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional
                Sports Facility, Series 2003:
$       1,405    5.125%, 10/01/19 - FSA Insured                                       10/13 at 100.00        Aaa        $ 1,490,059
        1,475    5.125%, 10/01/20 - FSA Insured                                       10/13 at 100.00        Aaa          1,563,780
        1,555    5.125%, 10/01/21 - FSA Insured                                       10/13 at 100.00        Aaa          1,636,327

        1,245   Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,                4/12 at 100.00         A+          1,272,925
                 5.000%, 4/01/22 - FGIC Insured

        4,275   Volusia County School Board, Florida, Certificates of Participation,   8/15 at 100.00        Aaa          4,400,386
                 Series 2005B, 5.000%, 8/01/24 - FSA Insured

        2,000   Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004,          10/14 at 100.00        AAA          2,091,440
                 5.000%, 10/01/21 - FSA Insured

        3,000   Volusia County, Florida, School Board Certificates of Participation,   8/17 at 100.00        AAA          3,112,440
                 Series 2007, Trust 1035, 12.153%, 8/01/32 - FSA Insured (IF)

        1,785   Volusia County, Florida, Tax Revenue Bonds, Tourist Development,      12/14 at 100.00        Aaa          1,849,724
                 Series 2004, 5.000%, 12/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
      135,830   Total Tax Obligation/Limited                                                                             130,284,414
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 7.0% (4.6% OF TOTAL INVESTMENTS)

        2,150   Broward County, Florida, Airport System Revenue Bonds,                10/14 at 100.00        AAA          2,186,486
                 Series 2004L, 5.000%, 10/01/23 - AMBAC Insured

        3,500   Broward County, Florida, Airport System Revenue Bonds,                 5/08 at 100.00        AAA          3,500,000
                 Series 2004M-1, 6.370%, 10/01/29 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,100   Dade County, Florida, Seaport Revenue Refunding Bonds,                10/08 at 100.00        AAA          1,102,750
                 Series 1995, 5.750%, 10/01/15 - MBIA Insured

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities       10/13 at 100.00        AAA          2,112,980
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 -
                 FSA Insured

        5,615   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/12 at 100.00         A2          5,726,626
                 International Airport, Series 2002, 5.750%, 10/01/19 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,365   Total Transportation                                                                                     14,628,842
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 16.8% (11.1% OF TOTAL INVESTMENTS) (4)

        5,325   Escambia County Housing Finance Authority, Florida, Dormitory          6/09 at 101.00        AAA          5,583,689
                 Revenue Bonds, University of West Florida Foundation Inc.,
                 Series 1999, 5.750%, 6/01/31 (Pre-refunded 6/01/09) -
                 MBIA Insured

        3,945   Florida Governmental Utility Authority, Utility System Revenue        10/13 at 100.00        AAA          4,324,430
                 Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23
                 (Pre-refunded 10/01/13) - AMBAC Insured

        4,750   Florida Housing Finance Corporation, Housing Revenue Bonds,           10/10 at 102.00        Aaa          5,199,018
                 Augustine Club Apartments, Series 2000D-1, 5.750%, 10/01/30
                 (Pre-refunded 10/01/10) - MBIA Insured

       10,000   Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2001,     9/11 at 34.97        AAA          3,168,100
                 0.000%, 9/01/29 (Pre-refunded 9/01/11) - MBIA Insured

        1,830   Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003,    9/13 at 100.00        AAA          2,003,685
                 5.000%, 9/01/21 (Pre-refunded 9/01/13) - MBIA Insured

        5,715   Seminole County, Florida, Water and Sewer Revenue Refunding              No Opt. Call        AAA          6,564,706
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured (ETM)

                St. Lucie County, Florida, Utility System Revenue Refunding
                Bonds, Series 1993:
        5,000    5.500%, 10/01/15 - FGIC Insured (ETM)                                   No Opt. Call   Baa3 (4)          5,455,750
        1,200    5.500%, 10/01/21 - FGIC Insured (ETM)                                   No Opt. Call   Baa3 (4)          1,350,204

        1,500   Tampa, Florida, Healthcare System Revenue Bonds, Allegany              6/08 at 100.00        AAA          1,520,085
                 Health System - St. Joseph's Hospital, Series 1993,
                 5.125%, 12/01/23 - MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       39,265   Total U.S. Guaranteed                                                                                    35,169,667
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.4% (4.9% OF TOTAL INVESTMENTS)

        3,000   Leesburg, Florida, Utility Revenue Bonds, Series 2007,                10/17 at 100.00        AAA          3,026,820
                 5.000%, 10/01/37 - MBIA Insured

        8,000   Palm Beach County Solid Waste Authority, Florida, Revenue                No Opt. Call        AAA          6,276,720
                 Bonds, Series 2002B, 0.000%, 10/01/14 - AMBAC Insured


                                       33

NFL
Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,525   Palm Beach County Solid Waste Authority, Florida, Revenue                No Opt. Call        AAA        $ 3,701,990
                 Refunding Bonds, Series 1997A, 6.000%, 10/01/09 -
                 AMBAC Insured

        2,500   Tallahassee, Florida, Energy System Revenue Bonds,                    10/15 at 100.00        AAA          2,555,850
                 Series 2005, 5.000%, 10/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,025   Total Utilities                                                                                          15,561,380
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 34.8% (23.1% OF TOTAL INVESTMENTS)

        1,250   Bay County, Florida, Water System Revenue Bonds, Series 2005,          9/15 at 100.00        Aaa          1,265,225
                 5.000%, 9/01/24 - AMBAC Insured

                Broward County, Florida, Water and Sewer Utility Revenue Bonds,
                Series 2003:
        5,000    5.000%, 10/01/21 - MBIA Insured                                      10/13 at 100.00        AAA          5,178,450
        4,500    5.000%, 10/01/24 - MBIA Insured                                      10/13 at 100.00        AAA          4,630,950

                Clay County, Florida, Utility System Revenue Bonds, Series 2007:
        5,110    5.000%, 11/01/27 - XLCA Insured                                      11/17 at 100.00        AAA          5,281,798
       12,585    5.000%, 11/01/32 - XLCA Insured                                      11/17 at 100.00        AAA         12,874,578

                Davie, Florida, Water and Sewerage Revenue Refunding and
                Improvement Bonds, Series 2003:
          910    5.250%, 10/01/17 - AMBAC Insured                                     10/13 at 100.00        AAA            978,523
          475    5.250%, 10/01/18 - AMBAC Insured                                     10/13 at 100.00        AAA            505,680

                Deltona, Florida, Utility Systems Water and Sewer Revenue
                Bonds, Series 2003:
        1,250    5.250%, 10/01/22 - MBIA Insured                                      10/13 at 100.00        AAA          1,298,250
        1,095    5.000%, 10/01/23 - MBIA Insured                                      10/13 at 100.00        AAA          1,119,977
        1,225    5.000%, 10/01/24 - MBIA Insured                                      10/13 at 100.00        AAA          1,248,814

        1,000   Florida Governmental Utility Authority, Utility System Revenue         7/09 at 101.00        Aaa          1,008,970
                 Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 -
                 AMBAC Insured

        8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,           9/08 at 102.00       Baa3          8,132,880
                 Series 1993A, 5.250%, 9/01/24 - FGIC Insured

        1,000   JEA, Florida, Water and Sewerage System Revenue Bonds,                10/13 at 100.00        AA-          1,071,400
                 Series 2004A, 5.000%, 10/01/14 - FGIC Insured

        1,500   JEA, Florida, Water and Sewerage System Revenue Bonds,                10/14 at 100.00        AAA          1,536,315
                 Series 2007B, 5.000%, 10/01/24 - MBIA Insured

        1,450   Jupiter, Florida, Water Revenue Bonds, Series 2003,                   10/13 at 100.00        AAA          1,507,797
                 5.000%, 10/01/22 - AMBAC Insured

        2,000   Manatee County, Florida, Public Utilities Revenue Bonds,              10/13 at 100.00        Aaa          2,095,080
                 Series 2003, 5.125%, 10/01/20 - MBIA Insured

                Marco Island, Florida, Water Utility System Revenue Bonds,
                Series 2003:
        1,350    5.250%, 10/01/17 - MBIA Insured                                      10/13 at 100.00        AAA          1,451,655
        1,000    5.250%, 10/01/18 - MBIA Insured                                      10/13 at 100.00        AAA          1,057,580

        1,750   Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay             10/13 at 100.00        AAA          1,809,885
                 Utility Corporation, Series 2003, 5.000%, 10/01/20 -
                 MBIA Insured

                Palm Coast, Florida, Water Utility System Revenue Bonds,
                Series 2003:
        1,000    5.250%, 10/01/19 - MBIA Insured                                      10/13 at 100.00        AAA          1,053,110
          500    5.250%, 10/01/20 - MBIA Insured                                      10/13 at 100.00        AAA            524,330
          500    5.250%, 10/01/21 - MBIA Insured                                      10/13 at 100.00        AAA            520,400

        1,170   Polk County, Florida, Utility System Revenue Bonds, Series 2004A,     10/14 at 100.00         A2          1,182,110
                 5.000%, 10/01/24 - FGIC Insured

                Port St. Lucie, Florida, Stormwater Utility System Revenue
                Refunding Bonds, Series 2002:
        1,190    5.250%, 5/01/15 - MBIA Insured                                        5/12 at 100.00        AAA          1,263,494
        1,980    5.250%, 5/01/17 - MBIA Insured                                        5/12 at 100.00        AAA          2,102,285

        1,000   Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004,    9/14 at 100.00        Aaa          1,028,350
                 5.000%, 9/01/21 - MBIA Insured

                Sebring, Florida, Water and Wastewater Revenue Refunding
                Bonds, Series 2002:
        1,360    5.250%, 1/01/17 - FGIC Insured                                        1/13 at 100.00       Baa3          1,443,572
          770    5.250%, 1/01/18 - FGIC Insured                                        1/13 at 100.00       Baa3            813,436
          500    5.250%, 1/01/20 - FGIC Insured                                        1/13 at 100.00       Baa3            523,640


                                       34

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       3,530   Seminole County, Florida, Water and Sewer Revenue Refunding              No Opt. Call        AAA        $ 3,988,512
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured

        1,300   Sunrise, Florida, Utility System Revenue Refunding Bonds,             10/08 at 100.00        AAA          1,316,276
                 Series 1996, 5.800%, 10/01/11 - AMBAC Insured

        2,000   Village Center Community Development District, Florida, Utility       10/13 at 101.00        AAA          2,109,540
                 Revenue Bonds, Series 2003, 5.250%, 10/01/23 - MBIA Insured

        1,100   Wauchula, Florida, Utility Revenue Bonds, Series 2001A,               10/11 at 101.00        AAA          1,140,513
                 5.000%, 10/01/31 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       70,350   Total Water and Sewer                                                                                    73,063,375
------------------------------------------------------------------------------------------------------------------------------------
$     326,790   Total Investments (cost $307,747,896) - 150.9%                                                          316,306,691
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      4,314,613
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.0)% (5)                                                   (111,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $209,621,304
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2008:
                                      FUND                                       FIXED RATE                               UNREALIZED
                  NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE        PAYMENT   EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY        AMOUNT   FLOATING RATE               INDEX  (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank
  of Canada    $1,500,000              Pay                SIFM        4.335%      Quarterly     8/06/08      8/06/37        $133,108
====================================================================================================================================

SIFM - The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.


                    As of April 30, 2008, all of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (35.1)%.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NWF
Nuveen Insured Florida Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                  April 30, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.9% (1.2% OF TOTAL INVESTMENTS)

$       1,685   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB        $ 1,033,444
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.7% (9.7% OF TOTAL INVESTMENTS)

        2,240   FSU Financial Assistance Inc., Florida, General Revenue Bonds,           No Opt. Call        AAA          2,416,266
                 Educational and Athletic Facilities Improvements, Series 2004,
                 5.000%, 10/01/14 - AMBAC Insured

        1,985   North Miami, Florida, Educational Facilities Revenue Refunding         4/13 at 100.00         A-          2,021,981
                 Bonds, Johnson and Wales University, Series 2003A,
                 5.000%, 4/01/19 - XLCA Insured

        1,500   Volusia County Educational Facilities Authority, Florida,             10/15 at 100.00         AA          1,412,535
                 Revenue Bonds, Embry-Riddle Aeronautical University,
                 Series 2005, 5.000%, 10/15/35 - RAAI Insured

                Volusia County Educational Facilities Authority, Florida,
                Revenue Refunding Bonds, Embry-Riddle Aeronautical
                University, Series 2003:
        1,000    5.200%, 10/15/26 - RAAI Insured                                      10/13 at 100.00         AA          1,003,460
        1,250    5.200%, 10/15/33 - RAAI Insured                                      10/13 at 100.00         AA          1,207,213

------------------------------------------------------------------------------------------------------------------------------------
        7,975   Total Education and Civic Organizations                                                                   8,061,455
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.4% (3.6% OF TOTAL INVESTMENTS)

        1,000   Halifax Hospital Medical Center, Florida, Revenue Bonds,               6/16 at 100.00       BBB+            979,380
                 Series 2006, 5.250%, 6/01/26

        1,480   Highlands County Health Facilities Authority, Florida,                11/15 at 100.00        AAA          1,482,723
                 Hospital Revenue Bonds, Adventist Health System,
                 Series 2005D, 5.000%, 11/15/35 - MBIA Insured

          500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,           4/17 at 100.00        AAA            501,765
                 Series 2007A, 5.000%, 4/01/32 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,980   Total Health Care                                                                                         2,963,868
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.0% (0.7% OF TOTAL INVESTMENTS)

          545   Florida Housing Finance Agency, GNMA Collateralized Home                 No Opt. Call        AAA            582,234
                 Ownership Revenue Refunding Bonds, Series 1987G-1,
                 8.595%, 11/01/17
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 56.0% (37.0% OF TOTAL INVESTMENTS)

          400   Collier County, Florida, Capital Improvement Revenue Bonds,           10/14 at 100.00        AAA            414,188
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,000   Escambia County, Florida, Sales Tax Revenue Refunding Bonds,          10/12 at 101.00        AAA          1,074,820
                 Series 2002, 5.250%, 10/01/17 - AMBAC Insured

          500   Flagler County, Florida, Capital Improvement Revenue Bonds,           10/15 at 100.00        AAA            505,850
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        1,500   Hillsborough County School Board, Florida, Certificates of             7/13 at 100.00        AAA          1,514,175
                 Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured

        2,270   Jacksonville, Florida, Local Government Sales Tax Revenue             10/12 at 100.00        AA+          2,375,918
                 Refunding and Improvement Bonds, Series 2002,
                 5.375%, 10/01/18 - FGIC Insured

        2,265   Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B,           10/12 at 100.00        AAA          2,336,868
                 5.000%, 10/01/20 - AMBAC Insured

        2,000   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A,         1/13 at 100.00         AA          2,109,680
                 5.125%, 1/01/17 - FGIC Insured

        1,500   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B,         1/13 at 100.00         AA          1,530,135
                 5.125%, 1/01/32 - FGIC Insured

        3,335   Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds,              10/14 at 100.00        AAA          3,583,291
                 Series 2004, 5.250%, 10/01/20 - MBIA Insured


                                       36

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,670   Palm Beach County School Board, Florida, Certificates of               8/12 at 100.00        AAA        $ 2,702,414
                 Participation, Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,000   Palm Beach Gardens, Florida, Special Obligation Revenue Bonds,         2/13 at 100.00        AAA          2,076,540
                 Series 2004, 5.000%, 5/01/20 - AMBAC Insured

        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,           7/17 at 100.00        AAA          1,012,410
                 Southwest Annexation District 1B, Series 2007,
                 5.000%, 7/01/33 - MBIA Insured

        2,115   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,         9/13 at 100.00        AAA          2,178,704
                 5.000%, 9/01/23 - MBIA Insured

          500   School Board of Duval County, Florida, Certificates of                 7/17 at 100.00        Aaa            508,430
                 Participation, Master Lease Program, Series 2008,
                 5.000%, 7/01/33 - FSA Insured

        1,730   St. John's County, Florida, Sales Tax Revenue Bonds,                  10/14 at 100.00        AAA          1,780,620
                 Series 2004A, 5.000%, 10/01/24 - AMBAC Insured

        4,000   St. Lucie County School Board, Florida, Certificates of                7/14 at 100.00        AAA          4,102,120
                 Participation, Master Lease Program, Series 2004A,
                 5.000%, 7/01/24 - FSA Insured

        1,000   Vista Lakes Community Development District, Florida, Capital           5/17 at 100.00         AA            941,800
                 Improvement Revenue Bonds, Series 2007A2,
                 5.000%, 5/01/34 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,785   Total Tax Obligation/Limited                                                                             30,747,963
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 12.3% (8.1% OF TOTAL INVESTMENTS)

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities       10/12 at 100.00        AAA          2,029,900
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/32 - FSA Insured

        2,105   Greater Orlando Aviation Authority, Florida, Airport Facilities       10/13 at 100.00        AAA          2,223,911
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 -
                 FSA Insured

        1,730   Lee County, Florida, Transportation Facilities Revenue Bonds,         10/14 at 100.00        AAA          1,786,467
                 Series 2004B, 5.000%, 10/01/22 - AMBAC Insured

          700   Miami-Dade County Expressway Authority, Florida, Toll System             No Opt. Call        AAA            700,000
                 Revenue Bonds, Series 2005B, 4.500%, 7/01/29 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,535   Total Transportation                                                                                      6,740,278
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 32.8% (21.7% OF TOTAL INVESTMENTS) (4)

        1,660   Grand Prairie Independent School District, Dallas County, Texas,       2/13 at 100.00        AAA          1,832,175
                 General Obligation Bonds, Series 2003, 5.375%, 2/15/26
                 (Pre-refunded 2/15/13) - FSA Insured

        3,500   Highlands County Health Facilities Authority, Florida, Hospital       11/13 at 100.00    N/R (4)          3,971,555
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)

          500   North Port, Florida, Utility System Revenue Bonds, Series 2000,       10/10 at 101.00        Aaa            533,320
                 5.000%, 10/01/25 (Pre-refunded 10/01/10) - FSA Insured

        3,370   Osceola County School Board, Florida, Certificates of Participation,   6/12 at 101.00        Aaa          3,663,291
                 Series 2002A, 5.125%, 6/01/20 (Pre-refunded 6/01/12) -
                 AMBAC Insured

        1,950   Palm Beach County School Board, Florida, Certificates of               8/12 at 100.00        AAA          2,129,966
                 Participation, Series 2002D, 5.250%, 8/01/20
                 (Pre-refunded 8/01/12) - FSA Insured

        2,800   Pinellas County Health Facilities Authority, Florida, Revenue          5/13 at 100.00    Aa3 (4)          3,148,404
                 Bonds, Baycare Health System, Series 2003,
                 5.750%, 11/15/27 (Pre-refunded 5/15/13)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/12 at 101.00        AAA          1,099,140
                 Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) -
                 FSA Insured

        1,500   South Miami Health Facilities Authority, Florida, Hospital             2/13 at 100.00        Aaa          1,638,840
                 Revenue Bonds, Baptist Health Systems of South Florida,
                 Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)

------------------------------------------------------------------------------------------------------------------------------------
       16,280   Total U.S. Guaranteed                                                                                    18,016,691
------------------------------------------------------------------------------------------------------------------------------------


                                       37

NWF
Nuveen Insured Florida Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 27.2% (18.0% OF TOTAL INVESTMENTS)

$       1,000   Bay County, Florida, Water System Revenue Bonds, Series 2005,          9/15 at 100.00        Aaa        $ 1,008,490
                 5.000%, 9/01/25 - AMBAC Insured

                Clay County, Florida, Utility System Revenue Bonds, Series 2007:
        1,500    5.000%, 11/01/27 - XLCA Insured                                      11/17 at 100.00        AAA          1,550,430
        3,000    5.000%, 11/01/32 - XLCA Insured                                      11/17 at 100.00        AAA          3,069,030

        1,525   Fernandina Beach, Florida, Utility Acquisition and Improvement         9/13 at 100.00       Baa3          1,569,469
                 Revenue Bonds, Series 2003, 5.000%, 9/01/23 - FGIC Insured

        3,000   Marco Island, Florida, Water Utility System Revenue Bonds,            10/13 at 100.00        AAA          3,036,780
                 Series 2003, 5.000%, 10/01/27 - MBIA Insured

        2,000   Miami-Dade County, Florida, Water and Sewer System Revenue            10/09 at 101.00         A+          2,000,540
                 Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured

        1,095   Palm Bay, Florida, Utility System Revenue Bonds, Series 2004,         10/14 at 100.00        AAA          1,172,230
                 5.250%, 10/01/20 - MBIA Insured

        1,500   Port St. Lucie, Florida, Stormwater Utility System Revenue             5/12 at 100.00        AAA          1,537,125
                 Refunding Bonds, Series 2002, 5.000%, 5/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,620   Total Water and Sewer                                                                                    14,944,094
------------------------------------------------------------------------------------------------------------------------------------
$      80,405   Total Investments (cost $81,330,985) - 151.3%                                                            83,090,027
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                        836,048
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.8)% (5)                                                    (29,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $54,926,075
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2008:

                                      FUND                                       FIXED RATE                               UNREALIZED
                  NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE        PAYMENT   EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY        AMOUNT   FLOATING RATE               INDEX  (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank
  of Canada     $1,400,000             Pay                SIFM        4.335%      Quarterly     8/06/08      8/06/37        $124,234
====================================================================================================================================

SIFM - The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.


                    As of April 30, 2008, at least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or
                    (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.9)%.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                                  April 30, 2008

                                                                        FLORIDA           FLORIDA  INSURED FLORIDA  INSURED FLORIDA
                                                                     INVESTMENT           QUALITY          PREMIUM         TAX-FREE
                                                                        QUALITY            INCOME           INCOME        ADVANTAGE
                                                                          (NQF)             (NUF)            (NFL)            (NWF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $357,343,421, $313,165,665,
   $307,747,896 and $81,330,985, respectively)                     $367,515,333      $318,401,767     $316,306,691      $83,090,027
Cash                                                                         --           235,517          451,727               --
Unrealized appreciation on forward swaps                                     --                --          133,108          124,234
Receivables:
   Interest                                                           4,393,907         3,832,866        3,535,264        1,001,405
   Investments sold                                                   2,915,000             5,000        1,225,000               --
Other assets                                                             43,023            47,812           33,675            7,291
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  374,867,263       322,522,962      321,685,465       84,222,957
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          169,472                --               --           39,242
Floating rate obligations                                             6,660,000                --               --               --
Unrealized depreciation on forward swaps                                821,435                --               --               --
Accrued expenses:
   Management fees                                                      187,007          164,911           164,447           27,254
   Other                                                                 90,722           80,735            85,822           19,198
Common share dividends payable                                          808,066          681,903           745,095          191,793
Preferred share dividends payable                                        24,224           42,954            68,797           19,395
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                  8,760,926          970,503         1,064,161          296,882
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              132,000,000      117,000,000       111,000,000       29,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $234,106,337     $204,552,459      $209,621,304      $54,926,075
====================================================================================================================================
Common shares outstanding                                            16,368,802       14,154,895        14,218,896        3,882,373
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)         $      14.30     $      14.45      $      14.74      $     14.15
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    163,688     $    141,549      $    142,189      $    38,824
Paid-in surplus                                                     228,858,884      204,131,712       201,990,758       54,746,905
Undistributed (Over-distribution of) net investment income             (180,543)        (593,166)           44,139         (109,308)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                       (4,086,169)      (4,363,738)       (1,247,685)      (1,633,622)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        9,350,477        5,236,102         8,691,903        1,883,276
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $234,106,337     $204,552,459      $209,621,304      $54,926,075
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited        Unlimited         Unlimited
   Preferred                                                          Unlimited        Unlimited        Unlimited         Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                       Year Ended April 30, 2008

                                                                        FLORIDA           FLORIDA  INSURED FLORIDA  INSURED FLORIDA
                                                                     INVESTMENT           QUALITY          PREMIUM         TAX-FREE
                                                                        QUALITY            INCOME           INCOME        ADVANTAGE
                                                                          (NQF)             (NUF)            (NFL)            (NWF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $19,962,764       $17,204,414      $16,519,364      $ 3,941,370
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       2,316,451         2,044,726        2,031,193          534,685
Preferred shares - auction fees                                         330,455           292,903          277,882           72,600
Preferred shares - dividend disbursing agent fees                        20,021            30,044           20,007           10,018
Shareholders' servicing agent fees and expenses                          18,710            13,591           13,529              722
Interest expense on floating rate obligations                         1,126,637         1,169,400          406,494               --
Custodian's fees and expenses                                            94,129            73,903           75,950           25,079
Trustees' fees and expenses                                               8,937             7,601            7,523            1,917
Professional fees                                                        26,917            24,266           24,340           12,397
Shareholders' reports - printing and mailing expenses                    39,506            33,150           37,100           12,140
Stock exchange listing fees                                               9,515             9,515            9,530              403
Investor relations expense                                               30,372            26,810           27,101            7,270
Other expenses                                                           21,586            20,355           20,177            6,138
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  4,043,236         3,746,264        2,950,826          683,369
   Custodian fee credit                                                 (28,875)          (20,247)         (25,835)         (10,091)
   Expense reimbursement                                                     --                --               --         (241,661)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          4,014,361         3,726,017        2,924,991          431,617
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                15,948,403        13,478,397       13,594,373        3,509,753
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                       (2,926,121)       (4,195,080)        (957,893)        (199,637)
   Forward swaps                                                        287,000                --           34,700           13,880
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (11,368,478)       (8,376,881)      (7,864,803)      (1,564,997)
   Forward swaps                                                       (682,435)               --          133,108          124,234
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             (14,690,034)      (12,571,961)      (8,654,888)      (1,626,520)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (4,781,885)       (4,355,779)      (3,851,736)      (1,045,304)
From accumulated net realized gains                                          --           (44,456)        (327,094)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                           (4,781,885)       (4,400,235)      (4,178,830)      (1,045,304)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                           $(3,523,516)      $(3,493,799)     $   760,655      $   837,929
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS

                                        FLORIDA INVESTMENT QUALITY (NQF)                      FLORIDA QUALITY INCOME (NUF)
                                -----------------------------------------------      -----------------------------------------------
                                                   TEN MONTHS                                           TEN MONTHS
                                  YEAR ENDED            ENDED        YEAR ENDED       YEAR ENDED             ENDED       YEAR ENDED
                                     4/30/08          4/30/07           6/30/06          4/30/08           4/30/07          6/30/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 15,948,403      $ 13,103,664      $ 15,600,126     $ 13,478,397      $ 11,152,781     $ 13,225,877
Net realized gain (loss) from:
   Investments                   (2,926,121)          674,291           501,480       (4,195,080)          273,077          859,292
   Forward swaps                    287,000                --                --               --            25,000               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (11,368,478)        7,272,314       (14,732,365)      (8,376,881)        6,745,764      (12,303,508)
   Forward swaps                   (682,435)         (139,000)               --               --                --               --
Distributions to
   Preferred shareholders:
   From net investment income    (4,781,885)       (3,844,551)       (3,430,679)      (4,355,779)       (3,401,825)      (3,035,981)
   From accumulated net
      realized gains                     --                --                --          (44,456)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations               (3,523,516)       17,066,718        (2,061,438)      (3,493,799)       14,794,797       (1,254,320)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (10,949,281)       (9,504,640)      (13,251,988)      (9,321,243)       (7,852,127)     (11,076,970)
From accumulated net
   realized gains                        --                --                --         (101,970)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Common shareholders       (10,949,281)       (9,504,640)      (13,251,988)      (9,423,213)       (7,852,127)     (11,076,970)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
     issued to shareholders
     due to reinvestment
     of distributions                    --                --           155,702               --                --           42,933
   Repurchased                   (2,896,057)               --                --       (1,977,228)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares from
   capital share transactions    (2,896,057)               --           155,702       (1,977,228)               --           42,933
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares  (17,368,854)        7,562,078       (15,157,724)     (14,894,240)        6,942,670      (12,288,357)
Net assets applicable
   to Common shares
   at the beginning of period   251,475,191       243,913,113       259,070,837      219,446,699       212,504,029      224,792,386
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares at the
   end of period               $234,106,337      $251,475,191      $243,913,113     $204,552,459      $219,446,699     $212,504,029
====================================================================================================================================
Undistributed
   (Over-distribution of)
   net investment income at
   the end of period           $   (180,543)     $   (395,050)     $   (149,523)    $   (593,166)     $   (393,598)    $   (292,353)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued)

                                       INSURED FLORIDA PREMIUM INCOME (NFL)              INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
                                -----------------------------------------------      -----------------------------------------------
                                                   TEN MONTHS                                           TEN MONTHS
                                 YEAR ENDED             ENDED        YEAR ENDED       YEAR ENDED             ENDED       YEAR ENDED
                                    4/30/08           4/30/07           6/30/06          4/30/08           4/30/07          6/30/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 13,594,373      $ 11,399,002      $ 13,821,853      $ 3,509,753       $ 2,926,874      $ 3,506,557
Net realized gain (loss) from:
   Investments                     (957,893)        1,215,018           938,575         (199,637)            2,259           (4,419)
   Forward swaps                     34,700                --                --           13,880            53,678          137,974
Change in net unrealized
   appreciation
   (depreciation) of:
   Investments                   (7,864,803)        4,061,415       (13,926,918)      (1,564,997)        2,125,216       (3,311,864)
   Forward swaps                    133,108                --                --          124,234          (228,722)         418,597
Distributions to
   Preferred shareholders:
   From net investment income    (3,851,736)       (3,147,762)       (2,768,590)      (1,045,304)         (819,179)        (728,881)
   From accumulated
      net realized gains           (327,094)          (76,901)         (281,644)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  760,655        13,450,772        (2,216,724)         837,929         4,060,126           17,964
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (9,893,964)       (8,995,875)      (11,855,911)      (2,457,543)       (2,139,189)      (2,694,347)
From accumulated net
   realized gains                  (910,585)         (300,815)       (2,071,689)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders       (10,804,549)       (9,296,690)      (13,927,600)      (2,457,543)       (2,139,189)      (2,694,347)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
     issued to shareholders due
     to reinvestment
     of distributions                    --                --           268,943               --                --            5,148
   Repurchased                   (2,392,636)               --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions    (2,392,636)               --           268,943               --                --            5,148
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                (12,436,530)        4,154,082       (15,875,381)      (1,619,614)        1,920,937       (2,671,235)
Net assets applicable
   to Common shares
   at the beginning of period   222,057,834       217,903,752       233,779,133       56,545,689        54,624,752       57,295,987
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares at
   the end of period           $209,621,304      $222,057,834      $217,903,752      $54,926,075       $56,545,689      $54,624,752
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period           $     44,139      $    207,417      $    952,052      $  (109,308)      $  (116,044)     $   (84,550)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CASH FLOWS
                                                       Year Ended April 30, 2008

                                                                                                           FLORIDA          FLORIDA
                                                                                                INVESTMENT QUALITY   QUALITY INCOME
                                                                                                             (NQF)            (NUF)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES
   FROM OPERATIONS                                                                                    $ (3,523,516)   $  (3,493,799)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                            (92,441,985)     (92,557,648)
   Proceeds from sales of investments                                                                  145,204,816      139,489,193
   Cash settlement of forward swaps                                                                        287,000               --
   Amortization/(Accretion) of premiums and discounts, net                                              (1,266,713)      (3,584,646)
   (Increase) Decrease in receivable for interest                                                          129,758          143,896
   (Increase) Decrease in receivable for investments sold                                               (2,800,000)          30,000
   (Increase) Decrease in other assets                                                                      (2,128)          (1,818)
   Increase (Decrease) in payable for investments purchased                                             (1,268,163)      (1,268,163)
   Increase (Decrease) in accrued management fees                                                           (8,140)          (6,744)
   Increase (Decrease) in accrued other liabilities                                                        (13,468)          (5,852)
   Increase (Decrease) in Preferred shares dividends payable                                               (30,003)          (9,742)
   Net realized (gain) loss from investments                                                             2,926,121        4,195,080
   Net realized (gain) loss from forward swaps                                                            (287,000)              --
   Change in net unrealized (appreciation) depreciation of investments                                  11,368,478        8,376,881
   Change in net unrealized (appreciation) depreciation of forward swaps                                   682,435               --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                  58,957,492       51,306,638
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                                       (46,175,000)     (41,110,000)
Increase (Decrease) in cash overdraft balance                                                              169,472               --
Cash distributions paid to Common shareholders                                                         (10,141,215)      (8,741,310)
Cost of Common shares repurchases                                                                       (2,896,057)      (1,977,228)
------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                                    (59,042,800)     (51,828,538)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                            (85,308)        (521,900)
Cash at the beginning of year                                                                               85,308          757,417
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                               $         --    $     235,517
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on floating rate obligations was $1,126,637 and $1,169,400 for Florida Investment Quality (NQF) and Florida Quality Income
(NUF), respectively.

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Florida funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) (collectively, the "Funds"). Common shares of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) are traded on the New York Stock Exchange while Common shares of Insured Florida Tax-Free Advantage (NWF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories.

During February 2007, the Board of Trustees of the Funds approved a change in the Funds' fiscal year end from June 30 to April 30.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. The investment policies of Insured Florida Tax-Free Advantage (NWF) permit the Fund to invest in a limited amount of out-of-state securities. Although the Fund may pursue this strategy from time to time, this strategy will not impact the tax-exempt status of the Fund's shares or of its distributions to its shareholders. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended April 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                            INSURED      INSURED
                                  FLORIDA      FLORIDA      FLORIDA      FLORIDA
                               INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                  QUALITY       INCOME       INCOME    ADVANTAGE
                                    (NQF)        (NUF)        (NFL)        (NWF)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --        1,700           --           --
   Series T                         3,080           --           --           --
   Series W                            --           --        1,640        1,160
   Series TH                           --        1,700        2,800           --
   Series F                         2,200        1,280           --           --
--------------------------------------------------------------------------------
Total                               5,280        4,680        4,440        1,160
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear,'' and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Insurance

During the fiscal year ended April 30, 2008, Insured Florida Premium Income
(NFL) invested primarily in municipal securities which are either covered by insurance or were backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

During the fiscal year ended April 30, 2008, Insured Florida Tax-Free Advantage
(NWF) invested at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that were covered by insurance. The Fund may have also invested up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

On March 20, 2008, the Funds' Board of Trustees authorized the adoption of certain changes to each Fund's investment policies. Such changes mandate that under normal circumstances, each Fund must invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase. In addition, each Fund must invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Effective March 20, 2008, the foregoing policy changes were implemented in Insured Florida Tax-Free Advantage (NWF).

The foregoing policy changes will be implemented in Insured Florida Premium Income (NFL) pending shareholder approval.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended April 30, 2008, Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Insured Florida Advantage (NWF) did not invest in any such instruments during the fiscal year ended April 30, 2008.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2008, were as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
Average floating rate obligations          $32,117,268  $32,024,781  $10,609,495
Average annual interest rate and fees            3.51%        3.65%        3.83%
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Florida Investment Quality
(NQF), Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) invested in forward interest rate swap transactions during the fiscal year ended April 30, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On July 10, 2007, the Board of Trustees of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds' Common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                                       FLORIDA                                FLORIDA
                                              INVESTMENT QUALITY (NQF)                 QUALITY INCOME (NUF)
                                        -----------------------------------     ----------------------------------
                                            YEAR    TEN MONTHS                      YEAR   TEN MONTHS
                                           ENDED         ENDED   YEAR ENDED        ENDED        ENDED   YEAR ENDED
                                         4/30/08       4/30/07      6/30/06      4/30/08      4/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
     to reinvestment of distributions         --            --        9,854           --           --        2,715
   Repurchased                          (218,700)           --           --     (147,700)          --           --
------------------------------------------------------------------------------------------------------------------
Weighted average price per
   Common share repurchased               $13.22            --           --       $13.37           --           --
Weighted average discount per
   Common share repurchased                 9.68%           --           --        10.16%          --           --
==================================================================================================================
                                                   INSURED FLORIDA                        INSURED FLORIDA
                                                PREMIUM INCOME (NFL)                 TAX-FREE ADVANTAGE (NWF)
                                        -----------------------------------     ----------------------------------
                                            YEAR    TEN MONTHS                      YEAR   TEN MONTHS
                                           ENDED         ENDED   YEAR ENDED        ENDED        ENDED   YEAR ENDED
                                         4/30/08       4/30/07      6/30/06      4/30/08      4/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
     to reinvestment of distributions         --            --       16,602           --           --          339
   Repurchased                          (174,500)           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
Weighted average price per
   Common share repurchased               $13.69            --           --           --           --           --
Weighted average discount per
   Common share repurchased                 8.80%           --           --           --           --           --
==================================================================================================================

3. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2008, were as follows:

                                                           INSURED       INSURED
                               FLORIDA       FLORIDA       FLORIDA       FLORIDA
                            INVESTMENT       QUALITY       PREMIUM      TAX-FREE
                               QUALITY        INCOME        INCOME     ADVANTAGE
                                 (NQF)         (NUF)         (NFL)         (NWF)
--------------------------------------------------------------------------------
Purchases                  $92,441,985   $92,557,648   $93,494,168   $25,622,747
Sales and maturities       145,204,816   139,489,193   117,015,159    24,233,262
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2008, the cost of investments was as follows:

                                                           INSURED       INSURED
                               FLORIDA       FLORIDA       FLORIDA       FLORIDA
                            INVESTMENT       QUALITY       PREMIUM      TAX-FREE
                               QUALITY        INCOME        INCOME     ADVANTAGE
                                 (NQF)         (NUF)         (NFL)         (NWF)
--------------------------------------------------------------------------------
Cost of investments       $350,381,272  $313,153,422  $307,540,957   $81,330,973
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2008, were as follows:

                                                           INSURED       INSURED
                               FLORIDA       FLORIDA       FLORIDA       FLORIDA
                            INVESTMENT       QUALITY       PREMIUM      TAX-FREE
                               QUALITY        INCOME        INCOME     ADVANTAGE
                                 (NQF)         (NUF)         (NFL)         (NWF)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation            $13,741,849   $ 8,182,091   $10,259,396   $2,395,269
   Depreciation             (3,267,713)   (2,933,746)   (1,493,662)    (636,215)
--------------------------------------------------------------------------------
Net unrealized
   appreciation
   (depreciation)
   of investments          $10,474,136   $ 5,248,345   $ 8,765,734   $1,759,054
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2008, the Funds' tax year end, were as follows:

                                                           INSURED       INSURED
                               FLORIDA       FLORIDA       FLORIDA       FLORIDA
                            INVESTMENT       QUALITY       PREMIUM      TAX-FREE
                               QUALITY        INCOME        INCOME     ADVANTAGE
                                 (NQF)         (NUF)         (NFL)         (NWF)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *        $362,721      $187,753      $626,360      $110,019
Undistributed net
   ordinary income **           62,652            --            --            --
Undistributed net
   long-term capital gains          --            --            --            --
================================================================================
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2008, paid on May 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax year ended April 30, 2008, ten months ended April 30, 2007, and during the tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                                              INSURED      INSURED
                                                                    FLORIDA     FLORIDA       FLORIDA      FLORIDA
                                                                INVESTMENT       QUALITY      PREMIUM     TAX-FREE
                                                                    QUALITY       INCOME       INCOME    ADVANTAGE
YEAR ENDED APRIL 30, 2008                                             (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                     $15,831,036  $13,723,665  $13,780,200   $3,509,003
Distributions from net ordinary income **                                --           --           --           --
Distributions from net long-term capital gains****                       --      145,959    1,237,160           --
==================================================================================================================

                                                                                              INSURED      INSURED
                                                                    FLORIDA     FLORIDA       FLORIDA      FLORIDA
                                                                INVESTMENT       QUALITY      PREMIUM     TAX-FREE
                                                                    QUALITY       INCOME       INCOME    ADVANTAGE
TEN MONTHS ENDED APRIL 30, 2007                                       (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                        $13,350,222  $11,250,793  $12,143,430   $2,962,418
Distributions from net ordinary income **                                --           --           --           --
Distributions from net long-term capital gains                           --           --      377,716           --
==================================================================================================================

                                                                                              INSURED      INSURED
                                                                    FLORIDA     FLORIDA       FLORIDA      FLORIDA
                                                                INVESTMENT       QUALITY      PREMIUM     TAX-FREE
                                                                    QUALITY       INCOME       INCOME    ADVANTAGE
YEAR ENDED JUNE 30, 2006                                              (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                        $16,916,047  $14,335,500  $14,787,761   $3,426,176
Distributions from net ordinary income **                                --           --           --           --
Distributions from net long-term capital gains                           --           --    2,353,333           --
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2008.

At April 30, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         INSURED
                                                            FLORIDA      FLORIDA
                                                         INVESTMENT     TAX-FREE
                                                            QUALITY    ADVANTAGE
                                                              (NQF)        (NWF)
--------------------------------------------------------------------------------
Expiration:
   April 30, 2012                                        $       --   $  791,760
   April 30, 2013                                         1,449,778       97,429
   April 30, 2014                                                --      236,625
   April 30, 2015                                                --      194,032
   April 30, 2016                                           197,103           --
--------------------------------------------------------------------------------
Total                                                    $1,646,881   $1,319,846
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through April 30, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                           INSURED       INSURED
                               FLORIDA       FLORIDA       FLORIDA       FLORIDA
                            INVESTMENT       QUALITY       PREMIUM      TAX-FREE
                               QUALITY        INCOME        INCOME     ADVANTAGE
                                 (NQF)         (NUF)         (NFL)         (NWF)
--------------------------------------------------------------------------------
Total                       $2,439,288    $4,363,738    $1,150,460      $313,774
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                FLORIDA INVESTMENT QUALITY (NQF)
AVERAGE DAILY NET ASSETS                            FLORIDA QUALITY INCOME (NUF)
(INCLUDING NET ASSETS                       INSURED FLORIDA PREMIUM INCOME (NFL)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                   INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of April 30, 2008, the complex-level fee rate was .1855%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to
FINANCIAL STATEMENTS (continued)



For the first eight years of Insured Florida Tax-Free Advantage's (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
NOVEMBER 30,                                      NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                  .32%                       2007                      .32%
2003                   .32                        2008                      .24
2004                   .32                        2009                      .16
2005                   .32                        2010                      .08
2006                   .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 2, 2008, to shareholders of record on May 15, 2008, as follows:

                                                           INSURED       INSURED
                               FLORIDA       FLORIDA       FLORIDA       FLORIDA
                            INVESTMENT       QUALITY       PREMIUM      TAX-FREE
                               QUALITY        INCOME        INCOME     ADVANTAGE
                                 (NQF)         (NUF)         (NFL)         (NWF)
--------------------------------------------------------------------------------
Dividend per share              $.0540        $.0530        $.0575        $.0515
================================================================================

Auction Rate Preferred Shares (ARPS)

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as inverse floating rate securities or inverse floaters, to refinance a portion of the funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. Of this amount, Nuveen expects that approximately $560 million in ARPS redemption notices will be issued shortly for thirteen funds.

Recent Credit Market Events

Subsequent to April 30, 2008, and at the time this report was prepared, at least one rating agency further reduced the rating for CIFG-insured bonds to BB and MBIA-insured bonds to A.

                      Financial
                      HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                               Less Distributions
                               ----------------------------------------------------------------  --------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                  Net
                   Beginning                                Investment         Capital           Investment    Capital
                      Common                       Net       Income to        Gains to            Income to   Gains to
                       Share          Net    Realized/       Preferred       Preferred               Common     Common
                   Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                       Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders     Total
=================================================================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                  $15.16        $ .97       $ (.87)          $(.29)          $ --     $(.19)     $ (.67)      $ --    $ (.67)
2007(b)                14.70          .79          .47            (.23)            --      1.03        (.57)        --      (.57)
Year Ended 6/30:
2006                   15.63          .94         (.86)           (.21)            --      (.13)       (.80)        --      (.80)
2005                   14.81          .96          .94            (.11)            --      1.79        (.97)        --      (.97)
2004                   15.87         1.06         (.84)           (.06)          (.01)      .15       (1.01)      (.20)    (1.21)
2003                   15.19         1.10          .76            (.07)          (.01)     1.78        (.97)      (.13)    (1.10)

FLORIDA QUALITY INCOME (NUF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                   15.34          .95         (.86)           (.31)            --*     (.22)       (.66)      (.01)     (.67)
2007(b)                14.86          .78          .49            (.24)            --      1.03        (.55)        --      (.55)
Year Ended 6/30:
2006                   15.72          .92         (.80)           (.21)            --      (.09)       (.77)        --      (.77)
2005                   14.81          .94         1.04            (.11)            --      1.87        (.96)        --      (.96)
2004                   15.75         1.04         (.78)           (.05)          (.01)      .20       (1.00)      (.14)    (1.14)
2003                   15.23         1.08          .71            (.07)          (.02)     1.70       (1.00)      (.18)    (1.18)
=================================================================================================================================
                                                                  Total Returns
                                                              ---------------------
                            Offering                                        Based
                           Costs and    Ending                                 on
                           Preferred    Common                 Based       Common
                               Share     Share   Ending           on    Share Net
                        Underwriting     Asset   Market       Market        Asset
                           Discounts     Value    Value        Value**      Value**
===================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
-----------------------------------------------------------------------------------
Year Ended 4/30:
2008                            $ --    $14.30   $12.77        (4.79)%      (1.26)%
2007(b)                           --     15.16    14.11        12.93         7.08
Year Ended 6/30:
2006                              --     14.70    13.02       (11.13)        (.85)
2005                              --     15.63    15.48        17.51        12.40
2004                              --     14.81    14.03        (9.61)         .95
2003                              --     15.87    16.75        13.28        12.02

FLORIDA QUALITY INCOME (NUF)
-----------------------------------------------------------------------------------
Year Ended 4/30:
2008                              --     14.45    12.75        (4.54)       (1.48)
2007(b)                           --     15.34    14.04        11.75         6.97
Year Ended 6/30:
2006                              --     14.86    13.07        (9.64)        (.55)
2005                              --     15.72    15.27        17.42        12.89
2004                              --     14.81    13.84       (10.29)        1.29
2003                              --     15.75    16.60        11.56        11.45
===================================================================================
                                                               Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                   Ratios to Average Net Assets
                                        Applicable to Common Shares                   Applicable to Common Shares
                                        Before Credit/Reimbursement                   After Credit/Reimbursement***
                                 ------------------------------------------  -------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses       Expenses          Net        Expenses        Expenses          Net    Portfolio
                     to Common      Including      Excluding   Investment       Including       Excluding   Investment     Turnover
                   Shares (000)  Interest++(a)  Interest++(a)      Income++  Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                  $234,106        1.68%          1.21%        6.62%           1.67%           1.20%        6.63%             23%
2007(b)                251,475        1.73****       1.21****     6.24****        1.72****        1.19****     6.25****          13
Year Ended 6/30:
2006                   243,913        1.20           1.20         6.21            1.19            1.19         6.22               6
2005                   259,071        1.23           1.23         6.26            1.22            1.22         6.27              15
2004                   245,045        1.25           1.25         6.92            1.25            1.25         6.92              23
2003                   261,856        1.20           1.20         7.00            1.19            1.19         7.01              16

FLORIDA QUALITY INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                   204,552        1.78           1.22         6.38            1.77            1.21         6.39              26
2007(b)                219,447        1.78****       1.23****     6.09****        1.76****        1.21****     6.11****           7
Year Ended 6/30:
2006                   212,504        1.22           1.22         6.06            1.21            1.21         6.06               8
2005                   224,792        1.24           1.24         6.07            1.23            1.23         6.07              20
2004                   211,659        1.25           1.25         6.83            1.25            1.25         6.83              38
2003                   224,311        1.24           1.24         6.92            1.23            1.23         6.94              28
====================================================================================================================================

                                                       Floating Rate Obligations
                  Preferred Shares at End of Period          at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                   Aggregate
                   Amount    and Market        Asset         Amount        Asset
              Outstanding         Value     Coverage    Outstanding     Coverage
                    (000)     Per Share    Per Share          (000)   Per $1,000
================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
--------------------------------------------------------------------------------
Year Ended 4/30:
2008             $132,000       $25,000      $69,338        $ 6,660      $55,971
2007(b)           132,000        25,000       72,628         52,835        8,258
Year Ended 6/30:
2006              132,000        25,000       71,196             --           --
2005              132,000        25,000       74,066             --           --
2004              132,000        25,000       71,410             --           --
2003              132,000        25,000       74,594             --           --

FLORIDA QUALITY INCOME (NUF)
--------------------------------------------------------------------------------
Year Ended 4/30:
2008              117,000        25,000       68,708             --           --
2007(b)           117,000        25,000       71,890         41,110        9,184
Year Ended 6/30:
2006              117,000        25,000       70,407             --           --
2005              117,000        25,000       73,033             --           --
2004              117,000        25,000       70,226             --           --
2003              117,000        25,000       72,930             --           --
================================================================================
* Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

**** Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.


                                  56-57 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                               Less Distributions
                               ----------------------------------------------------------------  -------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                  Net
                   Beginning                                Investment         Capital           Investment    Capital
                      Common                       Net       Income to        Gains to            Income to   Gains to
                       Share          Net    Realized/       Preferred       Preferred               Common     Common
                   Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                       Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders     Total
================================================================================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                  $15.43        $ .95       $ (.60)          $(.27)         $(.02)    $ .06        (.69)     $(.06)  $ (.75)
2007(b)                15.14          .79          .38            (.22)          (.01)      .94        (.63)      (.02)    (.65)
Year Ended 6/30:
2006                   16.26          .96         (.91)           (.19)          (.02)     (.16)       (.82)      (.14)    (.96)
2005                   15.59          .99          .86            (.11)          (.01)     1.73        (.95)      (.11)   (1.06)
2004                   16.57         1.02         (.88)           (.05)          (.01)      .08        (.96)      (.10)   (1.06)
2003                   15.66         1.04          .89            (.08)            --      1.85        (.93)      (.01)    (.94)

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                   14.56          .90         (.41)           (.27)            --       .22        (.63)        --     (.63)
2007(b)                14.07          .75          .50            (.21)            --      1.04        (.55)        --     (.55)
Year Ended 6/30:
2006                   14.76          .90         (.71)           (.19)            --        --        (.69)        --     (.69)
2005                   13.78          .90          .98            (.10)            --      1.78        (.80)        --     (.80)
2004                   14.75          .93         (.99)           (.05)            --      (.11)       (.86)        --     (.86)
2003(c)                14.33          .40          .70            (.03)            --      1.07        (.43)        --     (.43)
================================================================================================================================
                                                                Total Returns
                                                            ---------------------
                          Offering                                        Based
                         Costs and    Ending                                 on
                         Preferred    Common                 Based       Common
                             Share     Share   Ending           on    Share Net
                      Underwriting     Asset   Market       Market        Asset
                         Discounts     Value    Value        Value**      Value**
=================================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)
---------------------------------------------------------------------------------
Year Ended 4/30:
2008                          $ --    $14.74   $13.26        (4.90)%        .47%
2007(b)                         --     15.43    14.74        12.05         6.24
Year Ended 6/30:
2006                            --     15.14    13.74       (12.56)        (.95)
2005                            --     16.26    16.74        25.54        11.33
2004                            --     15.59    14.24       (11.70)         .46
2003                            --     16.57    17.22        16.05        12.10

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
---------------------------------------------------------------------------------
Year Ended 4/30:
2008                            --     14.15    12.59        (3.45)        1.61
2007(b)                         --     14.56    13.69         6.65         7.46
Year Ended 6/30:
2006                            --     14.07    13.37        (1.43)         .03
2005                            --     14.76    14.26        16.62        13.18
2004                            --     13.78    12.94       (13.56)        (.79)
2003(c)                       (.22)    14.75    15.87         8.82         6.08
=================================================================================
                                                                Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                   Ratios to Average Net Assets
                                         Applicable to Common Shares                   Applicable to Common Shares
                                         Before Credit/Reimbursement                   After Credit/Reimbursement***
                                  ------------------------------------------  -------------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable       Expenses       Expenses          Net        Expenses        Expenses          Net    Portfolio
                      to Common      Including      Excluding   Investment       Including       Excluding   Investment     Turnover
                    Shares (000)  Interest++(a)  Interest++(a)      Income++  Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                   $209,621           1.37%        1.19%        6.32%           1.36%           1.17%        6.33%           28%
2007(b)                 222,058           1.25***      1.18***      6.13***         1.24***         1.17***      6.14***          6
Year Ended 6/30:
2006                    217,904           1.18         1.18         6.13            1.17            1.17         6.14             9
2005                    233,779           1.16         1.16         6.14            1.16            1.16         6.15            12
2004                    223,965           1.16         1.16         6.36            1.15            1.15         6.36            38
2003                    237,490           1.18         1.18         6.41            1.16            1.16         6.42            14

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                     54,926           1.24         1.24         5.89            .78             .78          6.35            29
2007(b)                  56,546           1.25***      1.25***      5.73***         .76***          .76***       6.23***          2
Year Ended 6/30:
2006                     54,625           1.26         1.26         5.77            .76             .76          6.27             5
2005                     57,296           1.24         1.24         5.77            .75             .75          6.26             7
2004                     53,504           1.25         1.25         6.04            .74             .74          6.56           130
2003(c)                  57,223           1.15*        1.15*        4.18*           .67*            .67*         4.66*           46
====================================================================================================================================

                                                       Floating Rate Obligations
                  Preferred Shares at End of Period          at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                   Aggregate
                   Amount    and Market        Asset         Amount        Asset
              Outstanding         Value     Coverage    Outstanding     Coverage
                    (000)     Per Share    Per Share          (000)   Per $1,000
================================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)
--------------------------------------------------------------------------------
Year Ended 4/30:
2008             $111,000       $25,000      $72,212        $    --     $    --
2007(b)           111,000        25,000       75,013         17,990      19,513
Year Ended 6/30:
2006              111,000        25,000       74,077             --          --
2005              111,000        25,000       77,653             --          --
2004              111,000        25,000       75,443             --          --
2003              111,000        25,000       78,489             --          --

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
--------------------------------------------------------------------------------
Year Ended 4/30:
2008               29,000        25,000       72,350             --          --
2007(b)            29,000        25,000       73,746             --          --
Year Ended 6/30:
2006               29,000        25,000       72,090             --          --
2005               29,000        25,000       74,393             --          --
2004               29,000        25,000       71,124             --          --
2003(c)            29,000        25,000       74,330             --          --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the ten months ended April 30, 2007.

(c) For the period November 21, 2002 (commencement of operations) through June 30, 2003.

                                 See accompanying notes to financial statements.


                                  58-59 spread

                            Board Members & Officers


  The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
[] TIMOTHY R. SCHWERTFEGER(1)                                                           Former director (1994-November 12, 2007),
   3/28/49                     Chairman of           1994                               Chairman (1996-June 30, 2007),
   333 W. Wacker Drive         the Board             ANNUAL                185          Non-Executive Chairman (July 1,
   Chicago, IL 60606           and Board Member                                         2007-November 12, 2007) and Chief
                                                                                        Executive Officer (1996-June 30, 2007) of
                                                                                        Nuveen Investments, Inc., Nuveen Asset
                                                                                        Management and certain other subsidiaries
                                                                                        of Nuveen Investments, Inc.; formerly,
                                                                                        Director (1992-2006) of Institutional
                                                                                        Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             185
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             185          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company;
                                                                                        Member of the Board of Regents for the
                                                                                        State of Iowa University System;
                                                                                        Director, Gazette Companies; Life Trustee
                                                                                        of Coe College and Iowa College
                                                                                        Foundation; Member of the Advisory
                                                                                        Council of the Department of Finance in
                                                                                        the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director,
                                                                                        Federal Reserve Bank of Chicago;
                                                                                        formerly, President and Chief Operating
                                                                                        Officer, SCI Financial Group, Inc., a
                                                                                        regional financial services firm.

[]  WILLIAM C. HUNTER                                                                   Dean, Tippie College of Business,
   3/6/48                                            2004                               University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          CLASS II              185          formerly, Dean and Distinguished
   Chicago, IL 60606                                                                    Professor of Finance, School of Business
                                                                                        at the University of Connecticut
                                                                                        (2003-2006); previously, Senior Vice
                                                                                        President and Director of Research at the
                                                                                        Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997),
                                                                                        Credit Research Center at Georgetown
                                                                                        University; Director (since 2004) of
                                                                                        Xerox Corporation; Director (since 2005),
                                                                                        Beta Gamma Sigma International Honor
                                                                                        Society; Director, SS&C Technologies,
                                                                                        Inc. (May 2005-October 2005).


                                       60

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          CLASS II              183          as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                    Management, President and CEO, Banc One
                                                                                        Investment Advisors Corporation, and
                                                                                        President, One Group Mutual Funds; prior
                                                                                        thereto, Executive Vice President, Banc
                                                                                        One Corporation and Chairman and CEO,
                                                                                        Banc One Investment Management Group;
                                                                                        Member, Board of Regents, Luther College;
                                                                                        member of the Wisconsin Bar Association;
                                                                                        member of Board of Directors, Friends of
                                                                                        Boerner Botanical Gardens; member of
                                                                                        Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and
   9/24/44                                           1997                               Chief Operating Officer (retired, 2004)
   333 W. Wacker Drive         Board member          ANNUAL                185          of Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director,
                                                                                        Dayton Development Coalition; formerly,
                                                                                        member, Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               185          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               185          Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                    Commissioner, New York State Commission
                                                                                        on Public Authority Reform (since 2005);
                                                                                        formerly Director, New York State
                                                                                        Division of the Budget (2000-2004),
                                                                                        Chair, Public Authorities Control Board
                                                                                        (2000-2004) and Director, Local
                                                                                        Government Assistance Corporation
                                                                                        (2000-2004).

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  185          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments,
                                                                                        LLC; Managing Director (since 2002),
                                                                                        Associate General Counsel and Assistant
                                                                                        Secretary, of Nuveen Asset Management;
                                                                                        Vice President and Assistant Secretary of
                                                                                        NWQ Investment Management Company, LLC.
                                                                                        (since 2002), Nuveen Investments Advisers
                                                                                        Inc. (since 2002), Symphony Asset
                                                                                        Management LLC, and NWQ Investment
                                                                                        Management Company, LLC (since 2003),
                                                                                        Tradewinds Global Investors, LLC, and
                                                                                        Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC
                                                                                        and Richards & Tierney, Inc. (since
                                                                                        2007); Managing Director, Associate
                                                                                        General Counsel and Assistant Secretary
                                                                                        of Rittenhouse Asset Management, Inc.
                                                                                        (since 2003); Managing Director (since
                                                                                        2004) and Assistant Secretary (since
                                                                                        1994) of Nuveen Investments, Inc.;
                                                                                        formerly, Managing Director (2002-2004),
                                                                                        General Counsel (1998-2004) and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3);
                                                                                        Chartered Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC,
   333 West Wacker Drive       Vice President        2007                  120          (since 1999), prior thereto, Managing
   Chicago, IL 60606                                                                    Director of Structured Investments.


                                       61

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004)
   1/11/62                                                                              previously, Vice President (1993-2004) of
   333 W. Wacker Drive         Vice President        2007                  120          Nuveen Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  185
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1998                  185          LLC, Managing Director (2004) formerly,
   Chicago, IL 60606                                                                    Vice President (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.(3); Managing Director
                                                                                        (since 2005) of Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  185          Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                    President and Funds Controller
                                                                                        (1998-2004) of Nuveen Investments, Inc.;
                                                                                        Certified Public Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 West Wacker Drive       Officer and           2003                  185          Vice President and Assistant General
   Chicago, IL 60606           Vice President                                           Counsel (2003-2006) of Nuveen
                                                                                        Investments, LLC; Vice President (since
                                                                                        2006) and Assistant Secretary (since
                                                                                        2008) of Nuveen Asset Management.

[] DAVID J. LAMB
   3/22/63                                                                              Vice President (since 2000) of Nuveen
   333 W. Wacker Drive         Vice President        2000                  185          Investments, LLC; Certified Public
   Chicago, IL 60606                                                                    Accountant.

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  185
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  185          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since
                                                                                        1997) of Nuveen Asset Management; Vice
                                                                                        President (since 2000), Assistant
                                                                                        Secretary and Assistant General Counsel
                                                                                        (since 1998) of Rittenhouse Asset
                                                                                        Management, Inc.; Vice President and
                                                                                        Assistant Secretary of Nuveen Investments
                                                                                        Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC
                                                                                        (since 2003), Tradewinds Global
                                                                                        Investors, LLC, Santa Barbara Asset
                                                                                        Management LLC (since 2006) and of Nuveen
                                                                                        HydePark Group, LLC and Richards
                                                                                        &Tierney, Inc. (since 2007); formerly,
                                                                                        Vice President and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3)


                                       62

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  185          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group,
                                                                                        LLC and Richards &Tierney, Inc. (since
                                                                                        2007); Managing Director (since 2008),
                                                                                        formerly, Vice President (2007-2008) and
                                                                                        Assistant General Counsel, Nuveen
                                                                                        Investments, Inc. prior thereto, Partner,
                                                                                        Bell, Boyd & Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President                                           Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         and Assistant         2007                  185          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  185          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investment, Inc. (since 2008); prior
                                                                                        thereto, Associate, Skadden, Arps, Slate
                                                                                        Meagher & Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments since
   7/3/62                      Vice President                                           2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  185          Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                senior tax manager (since 2002);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  185          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investments Inc. (since 2008); prior
                                                                                        thereto, Counsel, Vedder Price P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person'' of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report NQF, NUF and NFL repurchased 218,700, 147,700 and 174,500 common shares, respectively. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                   www.nuveen.com/etf

                                                    Share prices
                                                    Fund details
                                                    Daily financial news
                                                    Investor education
                                                    Interactive planning tools

                                                                     EAN-A-0408D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

              Nuveen Insured Florida Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                     AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES            ALL OTHER FEES
FISCAL YEAR ENDED                       TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)     BILLED TO FUND (4)
-----------------------------------------------------------------------------------------------------------------------------
April 30, 2008                            $ 17,114                $ 0                 $ 500                  $   800
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                 0%                    0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------
April 30, 2007 (5)                        $ 15,099                $ 0                 $   0                  $ 1,500
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                 0%                    0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

(5)  Fund changed fiscal year from June to April starting in 2007.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES     TAX FEES BILLED TO       ALL OTHER FEES
                                          BILLED TO ADVISER AND        ADVISER AND        BILLED TO ADVISER
                                              AFFILIATED FUND       AFFILIATED FUND      AND AFFILIATED FUND
                                            SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------
April 30, 2008                                      $ 0                    $ 0                   $ 0
------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------
April 30, 2007 (1)                                  $ 0                    $ 0                   $ 0
------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------

(1)  Fund changed fiscal year from June to April starting in 2007.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                 TOTAL NON-AUDIT FEES
                                                                  BILLED TO ADVISER AND
                                                                 AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                                 PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                 RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                        TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                            BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
---------------------------------------------------------------------------------------------------------------------------
April 30, 2008                                  $ 1,300                    $ 0                      $ 0             $ 1,300
April 30, 2007 (1)                              $ 1,500                    $ 0                      $ 0             $ 1,500

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax
Fees" billed to Adviser in their respective amounts from the previous table.

(1)  Fund changed fiscal year from June to April starting in 2007.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of April 30, 2008, the members of the audit committee are Robert P. Bremner, Jack
B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                   FUND
Daniel J. Close        Nuveen Insured Florida Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                           TYPE OF ACCOUNT           NUMBER OF
PORTFOLIO MANAGER              MANAGED               ACCOUNTS    ASSETS*
--------------------------------------------------------------------------------
Daniel J. Close     Registered Investment Company       26       $ 4.844 billion
                    Other Pooled Investment Vehicles     0       $0
                    Other Accounts                       3       $.17 million

* Assets are as of April 30, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,259 securities with an aggregate current market value of $1,047 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the April 30, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM
--------------------------------------------------------------------------------------------------------------------
Daniel J. Close      Nuveen Insured Florida Premium Income Municipal Fund          $  0          $1--$10,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, Assistant Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
JULY 10-31, 2007
                           54,700                $ 13.76      54,700                      1,345,300

AUGUST 1-31, 2007
                           70,400                $ 13.63      125,100                     1,274,900

SEPTEMBER 1-30, 2007
                           35,100                $ 13.99      160,200                     1,239,800

OCTOBER 1-31, 2007
                           0                     $ 0          160,200                     1,239,800

NOVEMBER 1-30, 2007
                           5,300                 $ 12.84      165,500                     1,234,500

DECEMBER 1-31, 2007
                           9,000                 $ 13.09      174,500                     1,225,500

JANUARY 1-31, 2007
                           0                     $ 0          174,500                     1,225,500

FEBRUARY 1-29, 2008
                           0                     $ 0          174,500                     1,225,500

MARCH 1-31, 2008
                           0                     $ 0          174,500                     1,225,500

APRIL 1-30, 2008
                           0                     $ 0          174,500                     1,225,500


TOTAL                      174,500

* The registrant's repurchase program was announced July 10, 2007. The registrant's repurchase program authorized the repurchase of 1,400,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Florida Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: July 9, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 9, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 9, 2008
    -------------------------------------------------------------------